Exhibit 10.27

                                                             EXECUTION COPY











                                 SFA FINANCE COMPANY,
                                       Seller,

                                   SAKS & COMPANY,
                                      Servicer,

                                         and

                                BANKERS TRUST COMPANY,
                                       Trustee

                  on behalf of the Series 1996-1 Certificateholders




                               SERIES 1996-1 SUPPLEMENT

                              Dated as of April 25, 1996

                                          to

                           POOLING AND SERVICING AGREEMENT

                                Dated as of April 25, 1996






                                  SAKS MASTER TRUST

                                    Series 1996-1






































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                                  TABLE OF CONTENTS
                                  -----------------

                                                                       Page
                                                                       ----

          SECTION 1.   Designation  . . . . . . . . . . . . . . . . . .   1

          SECTION 2.   Definitions  . . . . . . . . . . . . . . . . . .   1

          SECTION 3.   Reassignment and Transfer Terms  . . . . . . . .  28

          SECTION 4.   Delivery of the Series 1996-1 Certificates . . .  28

          SECTION 5.   Form of Delivery of Series 1996-1
                         Certificates . . . . . . . . . . . . . . . . .  29

          SECTION 6.   Article IV of Agreement  . . . . . . . . . . . .  29

                                      ARTICLE IV

                           RIGHTS OF CERTIFICATEHOLDERS AND
                      ALLOCATION AND APPLICATION OF COLLECTIONS . . . .  29

                    Section 4.1A  Rights of Investor Certificate-
                                    holders . . . . . . . . . . . . . .  29
                    Section 4.2A  The Series 1996-1 Collection
                                    Subaccounts; Establishment of
                                    Series Accounts . . . . . . . . . .  30
                    Section 4.4.  Allocations . . . . . . . . . . . . .  32
                    Section 4.5   Determination of Certificate
                                    Interest  . . . . . . . . . . . . .  37
                    Section 4.6   Determination of Class ABC
                                    Deficiency Amount . . . . . . . . .  39
                    Section 4.7   Determination of Class D Deficiency
                                    Amount  . . . . . . . . . . . . . .  41
                    Section 4.8   Monthly Payments From Class ABC
                                    Finance Charge Subaccount . . . . .  42
                    Section 4.9   Monthly Payments From Class D
                                    Finance Charge Subaccount . . . . .  45
                    Section 4.11  Payment of Certificate Principal of
                                    Class A Certificates, Class B
                                    Certificates and Class C
                                    Certificates  . . . . . . . . . . .  47
                    Section 4.12  Payment of Certificate Principal of
                                    Class D Certificates  . . . . . . .  49
                    Section 4.13  Applications of Spread Account
                                    Funds; Release of Funds From
                                    Spread Accounts . . . . . . . . . .  52
                    Section 4.14  Applications of Reserve Account
                                    Funds . . . . . . . . . . . . . . .  52
                    Section 4.15  Allocation of Shortfall Share . . . .  53
                    Section 4.16  Accumulation Period Length  . . . . .  54
                    Section 4.17  Determination of LIBOR  . . . . . . .  54
                    Section 4.18  Deposits and Withdrawals from the
                                    Companion Account . . . . . . . . .  55

          SECTION 7.   Article V of the Agreement . . . . . . . . . . .  55

                                      ARTICLE V

                        DISTRIBUTIONS AND REPORTS TO INVESTOR
                                  CERTIFICATEHOLDERS  . . . . . . . . .  55

                    Section 5.1  Distributions  . . . . . . . . . . . .  55
                    Section 5.2  Monthly Certificateholders'
                                   Statement  . . . . . . . . . . . . .  57

          SECTION 8.   Series 1996-1 Pay Out Events . . . . . . . . . .  59

          SECTION 9.   Successors and Assigns . . . . . . . . . . . . .  61

          SECTION 10.  Final Distribution . . . . . . . . . . . . . . .  63

          SECTION 11.  Funding Costs  . . . . . . . . . . . . . . . . .  63

          SECTION 12.  Amendments . . . . . . . . . . . . . . . . . . .  70

          SECTION 13.  Indemnification by Seller  . . . . . . . . . . .  71

          SECTION 14.  Ratification of Agreement  . . . . . . . . . . .  71

          SECTION 15.  Counterparts . . . . . . . . . . . . . . . . . .  72

          SECTION 16.  GOVERNING LAW  . . . . . . . . . . . . . . . . .  72

          SECTION 17.  The Trustee  . . . . . . . . . . . . . . . . . .  72

          SECTION 18.  Instructions in Writing  . . . . . . . . . . . .  72

          SECTION 19.  Limited Liability  . . . . . . . . . . . . . . .  72

          SECTION 20.  Waiver of Jury Trial . . . . . . . . . . . . . .  72

          SECTION 21.  Submission to Jurisdiction; Waivers  . . . . . .  72



          EXHIBITS

          Exhibit A      Form of Class A Certificate
          Exhibit B      Form of Class B Certificate
          Exhibit C      Form of Class C Certificate
          Exhibit D-1    Form of Class D-1 Certificate
          Exhibit D-2    Form of Class D-2 Certificate
          Exhibit E      Form of Monthly Payment Instructions and
                         Notification to Trustee

          Exhibit F      Form of Monthly Certificateholders' Statement
          Exhibit G      Form of Assignment Agreement


          ANNEX 1        Base Daily Average Merchandise Returns

          SERIES 1996-1 SUPPLEMENT, dated as of April 25, 1996 (this "Supplement"), among SFA Finance Company, a Delaware corporation, as Seller, Saks & Company, a New York corporation, as Servicer; and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement, dated as of April 25, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among the Seller, the Servicer and the Trustee.

          Section 6.14 of the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Seller to the Trustee for execution and authentication of one or more Series of Investor Certificates.

          Pursuant to this Supplement, the Seller shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

          SECTION 1.  Designation.  There is hereby created a Series of Investor
                      -----------
Certificates to be issued pursuant to the Agreement and this Supplement to be known as the "Series 1996-1 Certificates". The Series 1996-1 Certificates shall be issued in five Classes, which shall respectively be known as the "Floating Rate Series 1996-1 Class A Certificates, (the "Class A Certificates"), the "Floating Rate Series 1996-1 Class B Certificates" (the "Class B Certificates"), the "Floating Rate Series 1996-1 Class C Certificates" (the "Class C Certificates"), the "Floating Rate Series 1996-1 Class D-1 Certificates" (the "Class D-1 Certificates") and the "Series 1996-1 Class D-2 Certificates (the "Class D-2 Certificates").

          SECTION 2.  Definitions.
                      -----------

          In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are used herein as defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1996-1 Certificates and no other Series of Certificates issued by the Trust.

          "Accrual Period" shall mean the period from and including a Distribution Date (or in the case of the initial Accrual Period, the Closing Date) to but excluding the succeeding Distribution Date.

          "Accumulation Period" shall mean, unless a Rapid Amortization Period has occurred prior thereto, the period commencing on the later to occur of
     (i) the first day of the July 1998 Monthly Period and (ii) the first day of the Monthly Period other than the July 1998 Monthly Period specified by the Seller pursuant to subsection 4.16 and ending on the first to occur of (A) the commencement of the Rapid Amortization Period and (B) the Class C Expected Payment Date.

          "Accumulation Period Factor" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the "Initial Invested Amounts" (or other amounts specified in the respective series supplements) with respect to all outstanding Series and the denominator of which is the sum of (a) the Initial Invested Amount, (b) the "Initial Invested Amounts" (or other amounts specified in the respective series supplements) with respect to all outstanding Series, if any, other than Series 1996-1, that are not expected to be in their Revolving Periods during the subsequent Monthly Period and (c) the "Initial Invested Amounts" (or other amounts specified in the respective series supplements) with respect to all outstanding Series other than Series 1996-1 that are in their Revolving Periods but are not allocating Shared Principal Collections to other Series.

          "Actual Daily Average Merchandise Returns" shall mean, with respect to any Monthly Period, (a) the quotient of (i) the aggregate dollar amount of credits posted to the Eligible Accounts during such Monthly Period with respect to merchandise returns and all other Credit Adjustments related to outstanding Eligible Receivables and (ii) the number of days in such Monthly Period divided by (b) Average Aggregate Principal Receivables for such Monthly Period.

          "Adjusted Invested Amount" shall mean, on any date of determination, the excess of the Invested Amount over the Principal Funding Accounts Balance.

          "Adjusted Unpaid Invested Amount" shall mean, on any date of determination, the Adjusted Invested Amount plus the amount of all unreimbursed Investor Charge Offs and all unreimbursed Class D-1 Dilution Reductions and Class D-2 Dilution Reductions.

          "Alternate Base Rate" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
     (i) the rate of interest publicly announced by Chemical from time to time as its prime rate in effect at its principal office in New York City or
     (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. The prime rate is not intended to be the lowest rate of interest charged by Chemical in connection with the extension of credit to debtors.

          "Agreement" shall have the meaning specified in the preamble to this Agreement.

          "Amortization Period" shall mean the period following the Revolving Period, which shall be either the Accumulation Period or the Rapid Amortization Period.

          "Assignment" shall have the meaning specified in subsection 9(b).

          "Assignment Agreement" shall have the meaning specified in subsection 9(b).

          "Average Adjusted Invested Amount" shall mean for any period the sum of the Adjusted Invested Amount on each day of such period divided by the number of days in such period.

          "Average Invested Amount" shall mean for any period the sum of the Invested Amount on each day of such period divided by the number of days in such period.

          "Base Daily Average Merchandise Returns" shall mean, for each Fiscal Month, the number with respect to such Fiscal Month set forth opposite such Fiscal Month in Annex 1 hereto.

          "Base Rate" shall mean, with respect to any Monthly Period, (i) the sum of (a) the amount of interest accrued or to accrue on each Class of Series 1996-1 Certificates for the Accrual Period ending in the month following the end of such Monthly Period and (b) the amount of the Investor Monthly Servicing Fee allocable to the Series 1996-1 Certificates in respect of such Monthly Period divided by (ii) the Average Invested Amount with respect to such Monthly Period times (iii) 12.

          "Benchmark Dilution Percentage" shall mean 7.50%.

          "Certificate Interest" shall mean the Class A Certificate Interest, the Class B Certificate Interest, the Class C Certificate Interest and the Class D-1 Certificate Interest.

          "Chemical" shall mean Chemical Bank, a New York banking corporation, and each of its successors and assigns.

          "Class A Adjusted Invested Amount" shall mean, as of any date of determination, the Class A Invested Amount minus the Class A Cash Amount.



































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                                                                          4



          "Class A Cash Amount" shall mean, as of any date of determination, the lesser of the Class A Invested Amount and the Class ABC Principal Funding Account Balance.

          "Class A Certificateholder" shall mean the Holder of any Class A Certificate.

          "Class A Certificate Interest" shall have the meaning specified in subsection 4.5(a).

          "Class A Certificate Rate" shall mean from the Closing Date through May 19, 1996 5.6675% and with respect to each Accrual Period thereafter, a per annum rate equal to 0.23% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date in accordance with Section 4.17.

          "Class A Certificates" shall have the meaning specified in Section 1.

          "Class A Companion Account Amount" shall mean, as of any date of determination, the Class A Invested Percentage of the amount on deposit in the Companion Account.

          "Class A Expected Payment Date" shall mean the Distribution Date that occurs in April 1999.

          "Class A Fixed Allocation Percentage" shall mean the Class Fixed Allocation Percentage with respect to the Class A Certificates.

          "Class A Floating Allocation Percentage" shall mean the Class Floating Allocation Percentage with respect to the Class A Certificates.

          "Class A Initial Invested Amount" shall mean $296,740,000.

          "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Net Initial Invested Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders pursuant to Section 4.11 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs over Class A Investor Charge Offs reimbursed pursuant to subsections 4.8(f) and 4.9(g) prior to such date of determination, and plus (d) the Class A Invested Percentage of any transfer from the Companion Account to the Trustee of the Existing Trust or the Holder of the Exchangeable Seller Certificate pursuant to Section 4.18.

          "Class A Investor Charge Off" shall have the meaning specified in subsection 4.6(b)(vi).




































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                                                                          5




          "Class A Invested Percentage" shall mean the Class Invested Percentage with respect to the Class A Certificates.

          "Class A Net Initial Invested Amount" shall mean, as of any date of determination, the Class A Initial Invested Amount minus the Class A Companion Account Amount.

          "Class A Unpaid Invested Amount" shall mean the Class A Initial Invested Amount minus the amount of any distributions of principal to the Class A Certificateholders pursuant to Section 4.11.

          "Class ABC Adjusted Invested Amount" shall mean the Class ABC Invested Amount minus the Class ABC Principal Funding Account Balance.

          "Class ABC Deficiency Amount" shall have the meaning specified in subsection 4.6(a).

          "Class ABC Distribution Account" shall have the meaning specified in 4.2A(c).

          "Class ABC Excess Spread" shall mean, with respect to any Transfer Date, the excess of (a) the sum of (i) the Class ABC Invested Percentage of the Invested Percentage of Finance Charge Collections during the preceding Monthly Period, (ii) the Class ABC Invested Percentage of all investment earnings earned during such Monthly Period and credited to the Series 1996-1 Finance Charge Subaccount pursuant to subsection 4.2A(g) and (iii) all investment earnings on the Reserve Account credited to the Class ABC Finance Charge Account over (b) the sum of (i) the amount payable from the Class ABC Finance Charge Subaccount with respect to such Transfer Date pursuant to subsections 4.8(a) through (c), (ii) the Class ABC Monthly Servicing Fee and (iii) the Class ABC Percentage of the Investor Default Amount.

          "Class ABC Finance Charge Subaccount" shall have the meaning specified in 4.2A(a).

          "Class ABC Invested Percentage" shall mean, as of any date of determination, (a) with respect to Finance Charge Collections, Principal Collections, the Investor Default Amount, the Monthly Servicing Fee, the amount in the Companion Account and the Shortfall Share, the sum of the applicable Class A Invested Percentage, Class B Invested Percentage and Class C Invested Percentage, (b) with respect to Shared Principal Collections a fraction the numerator of which is the Class ABC Principal Shortfall and the denominator of which is the Principal Shortfall for all Series of Investor Certificates and (c) with respect to Shared Finance Charge Collections, a fraction the numerator of which is the Class ABC Deficiency and the denominator of which is the sum of the "Deficiencies" for all Series and Classes of Investor Certificates.

          "Class ABC Monthly Servicing Fee" shall have the meaning specified in subsection 4.8(d).

          "Class ABC Monthly Total Principal Allocation" shall have the meaning specified in subsection 4.4(b)(v).

          "Class ABC Principal Allocation" shall have the meaning specified in subsection 4.4(b)(v).

          "Class ABC Principal Collections Subaccount" shall have the meaning specified in subsection 4.2A(a).

          "Class ABC Principal Funding Account" shall have the meaning set forth in subsection 4.2A(b).

          "Class ABC Principal Funding Account Balance" shall mean, on any date of determination, the amount on deposit in the Class ABC Principal Funding Account on such date (exclusive of investment earnings thereon).

          "Class ABC Principal Shortfall" shall mean (a) during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount over the Class ABC Monthly Total Principal Allocation and (b) during the Rapid Amortization Period, the excess, if any, of (i) the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Class C Adjusted Invested Amount over (ii) the Class ABC Monthly Total Principal Allocation.

          "Class ABC Principal Funding Investment Proceeds" shall mean, with respect to each Monthly Period, the amount of investment income credited to the Class ABC Principal Funding Account for such Monthly Period and deposited in the Series 1996-1 Finance Charge Subaccount in accordance with subsection 4.2A(g).

          "Class ABC Principal Funding Investment Shortfall" shall mean, with respect to each Monthly Period, the excess, if any, of the Covered Amount for such Monthly Period over the Class ABC Principal Funding Investment Proceeds for such Monthly Period.

          "Class ABC Spread Account" shall have the meaning specified in subsection 4.2A(e).

          "Class ABC Spread Percentage" shall mean, with respect to any Monthly Period, the aggregate of the Class ABC Excess Spread for such Monthly Period divided by the number of days in such Monthly Period multiplied by 365 (or 366, as the case may be) and divided by the average Class ABC Invested Amount during such Monthly Period.




























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                                                                          7



          "Class ABCD-1 Invested Percentage" means the sum of the Class ABC Invested Percentage and the Class D-1 Invested Percentage.

          "Class B Adjusted Invested Amount" shall mean the Class B Invested Amount minus the Class B Cash Amount.

          "Class B Cash Amount" shall mean the lesser of (i) the Class B Invested Amount and (ii) the Class ABC Principal Funding Account Balance minus the Class A Cash Amount.

          "Class B Certificateholder" shall mean the Holder of any Class B Certificate.

          "Class B Certificate Interest" shall have the meaning specified in subsection 4.5(b).

          "Class B Certificate Rate" shall mean from the Closing Date through May 19, 1996 5.8675% and with respect to each Accrual Period thereafter, a per annum rate equal to 0.43% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date in accordance with Section 4.17.

          "Class B Certificates" shall have the meaning specified in Section 1.

          "Class B Companion Account Amount" shall mean, as of any date of determination, the Class B Invested Percentage of the amount on deposit in the Companion Account.

          "Class B Expected Payment Date" shall mean the Distribution Date that occurs in May 1999.

          "Class B Fixed Allocation Percentage" shall mean the Class Fixed Allocation Percentage with respect to the Class B Certificates.

          "Class B Floating Allocation Percentage" shall mean the Class Floating Allocation Percentage with respect to the Class B Certificates.

          "Class B Initial Invested Amount" shall mean $53,260,000.

          "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Net Initial Invested Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders pursuant to Section 4.11 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge Offs over Class B Investor Charge Offs reimbursed pursuant to subsections 4.8(f) and 4.9(g) prior to such date of determination, and plus (d) the Class B Invested Percentage of any transfer from the Companion Account to the Trustee of the Existing Trust pursuant to
     Section 4.18.

          "Class B Investor Charge Off" shall have the meaning specified in
     Section 4.6(b)(v).

          "Class B Invested Percentage" shall mean the Class Invested Percentage with respect to the Class B Certificates.

          "Class B Net Initial Invested Amount" shall mean, as of any date of determination, the Class B Initial Invested Amount minus the Class B Companion Account Amount.

          "Class B Reallocated Amounts" shall have the meaning specified in
     Section 4.6(b)(iv).

          "Class B Unpaid Invested Amount" shall mean the Class B Initial Invested Amount minus the amount of any distributions of principal to the Class B Certificateholders pursuant to Section 4.11.

          "Class C Adjusted Invested Amount" shall mean, as of any date of determination, the Class C Invested Amount minus the Class C Cash Amount.

          "Class C Cash Amount" shall mean, as of any date of determination, the lesser of (i) the Class C Invested Amount and (ii) the Class ABC Principal Funding Account Balance minus the Class A Cash Amount and the Class B Cash Amount.

          "Class C Certificateholder" shall mean the Holder of any Class C Certificate.

          "Class C Certificate Interest" shall have the meaning specified in
     Section 4.5(c).

          "Class C Certificate Rate" shall mean from the Closing Date through May 19, 1996 6.0375% and with respect to each Accrual Period thereafter, a per annum rate equal to 0.60% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date in accordance with Section 4.17.

          "Class C Certificates" shall have the meaning specified in Section 1.

          "Class C Companion Account Amount" shall mean, as of any date of determination, the Class C Floating Allocation Percentage of the amount on deposit in the Companion Account.

          "Class C Expected Payment Date" shall mean the Distribution Date that occurs in June 1999.


































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                                                                          9



          "Class C Fixed Allocation Percentage" shall mean the Class Fixed Allocation Percentage with respect to the Class C Certificates.

          "Class C Floating Allocation Percentage" shall mean the Class Floating Allocation Percentage with respect to the Class C Certificates.

          "Class C Initial Invested Amount" shall mean $30,435,897.44.

          "Class C Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class C Net Initial Invested Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class C Certificateholders pursuant to Section 4.11 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class C Investor Charge Offs over Class C Investor Charge Offs reimbursed pursuant to subsections 4.8(f) and 4.9(g) prior to such date of determination, and plus (d) the Class C Invested Percentage of any transfer from the Companion Account to the Trustee of the Existing Trust pursuant to
     Section 4.18.

          "Class C Investor Charge Off" shall have the meaning specified in subsection 4.6(b)(iii).

          "Class C Invested Percentage" shall mean the Class Invested Percentage with respect to the Class C Certificates.

          "Class C Monthly Charge Off Interest" shall have the meaning specified in subsection 4.8(h).

          "Class C Net Initial Invested Amount" shall mean, as of any date of determination, the Class C Initial Invested Amount minus the Class C Companion Account Amount.

          "Class C Reallocated Amounts" shall have the meaning specified in subsection 4.6(b)(ii).

          "Class C Unpaid Invested Amount" shall mean the Class C Initial Invested Amount minus the amount of any distributions of principal to the Class C Certificateholders pursuant to Section 4.11.

          "Class D Certificates" shall mean the collective reference to the Class D-1 Certificates and the Class D-2 Certificates.

          "Class D Deficiency Amount" shall have the meaning specified in subsection 4.7(a).





































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                                                                         10



          "Class D Finance Charge Subaccount" shall have the meaning specified in 4.2A(a).

          "Class D Invested Percentage" shall mean, as of any date of determination, the sum of the applicable Class D-1 Invested Percentage and Class D-2 Invested Percentage provided that with respect to Shared Finance Charge Collections, the Class D Invested Percentage shall equal a fraction the numerator of which is the Class D Deficiency Amount and the denominator of which is the sum of the "deficiencies" with respect to all Series and Classes of Investor Certificates.

          "Class D Monthly Servicing Fee" shall have the meaning specified in subsection 4.9(b).

          "Class D Percentage" shall mean, as of any Transfer Date, the percentage equivalent of a fraction the numerator of which is the Class D Invested Amount as of such Transfer Date and the denominator of which is the Adjusted Invested Amount as of such Transfer Date.

          "Class D Spread Account Percentage" shall mean, as of any Business Day, the percentage equivalent of a fraction the numerator of which is the amount on deposit in the Class D Spread Account at the end of the preceding Business Day and the denominator of which is the Adjusted Invested Amount as of the end of the preceding Business Day.

          "Class D Spread Shortfall Amount" shall mean, with respect to any Business Day, the amount, if any, equal to the lesser of (a) the Class D-2 Invested Percentage of the Invested Percentage of Principal Collections for such Business Day, as reflected in the Daily Report for such Business Day, and (b) the excess of the Required Class D Spread Account Amount as of the preceding Transfer Date over the amount on deposit in the Class D Spread Account on such Business Day (after giving effect all allocations, if any, to be made on such Business Day pursuant to subsections 4.8 and 4.9).

          "Class D Spread Account" shall have the meaning specified in subsection 4.2A(e).

          "Class D-1 Adjusted Invested Amount" shall mean, as of any date of determination, the Class D-1 Invested Amount minus the lesser of the Class D-1 Invested Amount and the Class D-1 Principal Funding Account Balance.

          "Class D-1 Certificateholder" shall mean the Holder of any Class D-1 Certificate.

          "Class D-1 Certificate Interest" shall have the meaning specified in subsection 4.5(d).

          "Class D-1 Certificate Rate" shall mean from the Closing Date through May 19, 1996 7.0375% and with respect to each Accrual Period thereafter, a per annum rate equal to 1.60% per annum in excess of LIBOR, as determined on the related LIBOR Determination Date in accordance with Section 4.17.

          "Class D-1 Certificates" shall have the meaning specified in Section
     1.

          "Class D-1 Companion Account Amount" shall mean, as of any date of determination, the Class D-1 Invested Percentage of the amount on deposit in the Companion Account.

          "Class D-1 Dilution Reduction" shall mean any reduction of the Class D-1 Invested Amount pursuant to Section 4.15.

          "Class D-1 Distribution Account" shall have the meaning specified in
     Section 4.2A(c).

          "Class D-1 Excess Spread" shall mean, with respect to any Transfer Date, the excess of (a) the sum of (i) the Class D-1 Invested Percentage of the Invested Percentage of Finance Charge Collections during the preceding Monthly Period and (ii) the Class D-1 Invested Percentage of all investment earnings earned during such Monthly Period and credited to the Series 1996-1 Finance Charge Subaccount pursuant to subsection 4.2A(g) over (b) the sum of (i) the amount payable from the Class D-1 Finance Charge Subaccount with respect to such Transfer Date pursuant to subsection 4.9(a), (ii) the Class D-1 Invested Percentage of the Investor Monthly Servicing Fee and (iii) the Class D-1 Invested Percentage of the Investor Default Amount.

          "Class D-1 Fixed Allocation Percentage" shall mean the Class Fixed Allocation Percentage with respect to the Class D-1 Certificates.

          "Class D-1 Floating Allocation Percentage" shall mean the Class Floating Allocation Percentage with respect to the Class D-1 Certificates.

          "Class D-1 Initial Invested Amount" shall mean $16,540,691.19.

          "Class D-1 Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class D-1 Net Initial Invested Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class D-1 Certificateholders pursuant to Section 4.12 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions over Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions reimbursed pursuant to subsections 4.8(j), 4.9(d) and 4.15 prior to such date of determination, and plus (d) the Class D-1 Invested Percentage of any transfer from the Companion Account to the Trustee of the Existing Trust pursuant to Section 4.18.

          "Class D-1 Investor Charge Off" shall have the meaning specified in subsection 4.7(b)(iv).

          "Class D-1 Invested Percentage" shall mean (a) with respect to Finance Charge Collections, Principal Collections, the Companion Account Amount, the Investor Default Amount, the Monthly Servicing Fee and the Shortfall Share; the Class Invested Percentage with respect to the Class D-1 Certificates and (b) with respect to Shared Principal Collections, a fraction the numerator of which is the Class D-1 Principal Shortfall and the denominator of which is the sum of the Principal Shortfalls for all Series of Investor Certificates.

          "Class D-1 Monthly Charge Off Interest" shall have the meaning specified in subsection 4.9(e).

          "Class D-1 Monthly Principal Distribution" shall mean, (a) with respect to any Monthly Period during the Accumulation Period, the lesser of
     (i) the Class D-1 Adjusted Invested Amount and (ii) the excess of the Class D Invested Amount over the Required Class D Invested Amount and (b) with respect to any Monthly Period during the Rapid Amortization Period, (i) prior to the date on which the Class B Invested Amount has been reduced to zero, zero and (ii) after the date on which the Class B Invested Amount has been reduced to zero, the lesser of (A) the Class D-1 Adjusted Invested Amount and (B) the excess of the Class D Invested Amount over the Required Class D Invested Amount.

          "Class D-1 Monthly Total Principal Allocation" shall have the meaning specified in subsection 4.4(b)(vi).

          "Class D-1 Net Initial Invested Amount" shall mean, as of any date of determination, the Class D-1 Initial Invested Amount minus the Class D-1 Companion Account Amount.

          "Class D-1 Principal Allocation" shall have the meaning specified in subsection 4.4(b)(vi).

          "Class D-1 Principal Collections Subaccount" shall have the meaning specified in subsection 4.2A(a).

          "Class D-1 Principal Funding Account" shall have the meaning specified in subsection 4.2A(b).

          "Class D-1 Principal Funding Account Balance" shall mean, on any date of determination, the amount on deposit in the Class D-1 Principal Funding Account on such date (exclusive of investment earnings thereon).

          "Class D-1 Principal Funding Investment Proceeds" shall mean, with respect to each Monthly Period, the amount of investment income credited to the Class D-1 Principal Funding Account for such Monthly Period and deposited in the Series 1996-1 Finance Charge Subaccount in accordance with subsection 4.2A(g).

          "Class D-1 Principal Shortfall" shall mean (a) during the Accumulation Period, the excess, if any, of the Class D-1 Monthly Principal Distribution over the Class D-1 Monthly Total Principal Allocation and (b) during the Rapid Amortization Period, the excess, if any, of the Class D-1 Adjusted Invested Amount over the Class D-1 Monthly Total Principal Allocation.

          "Class D-1 Spread Percentage" shall mean, with respect to any Monthly Period, the aggregate of the Class D-1 Excess Spread for such Monthly Period divided by the number of days in such Monthly Period multiplied by 365 (or 366, as the case may be) and divided by the average Class D-1 Invested Amount during such Monthly Period.

          "Class D-1 Unpaid Invested Amount" shall mean the Class D-1 Initial Invested Amount minus the amount of any distributions of principal to the Class D-1 Certificateholders pursuant to Section 4.12.

          "Class D-2 Adjusted Invested Amount" shall mean, as of any date of determination, the Class D-2 Invested Amount minus the lesser of the Class D-2 Invested Amount and the Class D-2 Principal Funding Account Balance.

          "Class D-2 Certificateholder" shall mean the Holder of any Class D-2 Certificate.

          "Class D-2 Certificates" shall have the meaning specified in Section
     1.

          "Class D-2 Companion Account Amount" shall mean, as of any date of determination, the Class D-2 Invested Percentage of the amount on deposit in the Companion Account.

          "Class D-2 Dilution Reduction" shall mean any reduction of the Class D-2 Invested Amount pursuant to Section 4.15.

          "Class D-2 Distribution Account" shall have the meaning specified in
     Section 4.2A(c).

          "Class D-2 Fixed Allocation Percentage" shall mean the Class Fixed Allocation Percentage with respect to the Class D-2 Certificates.

          "Class D-2 Floating Allocation Percentage" shall mean the Class Floating Allocation Percentage with respect to the Class D-2 Certificates.

          "Class D-2 Initial Invested Amount" shall mean $16,540,691.19.

          "Class D-2 Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class D-2 Net Initial Invested Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class D-2 Certificateholders pursuant to Section 4.12 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions over Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions reimbursed pursuant to subsections 4.8(j), 4.9(d) and 4.15 prior to such date of determination, and plus (d) the Class D-2 Invested Percentage of any transfer from the Companion Account to the Trustee of the Existing Trust pursuant to Section 4.18.

          "Class D-2 Investor Charge Off" shall have the meaning specified in subsection 4.7(b)(iii).

          "Class D-2 Invested Percentage" shall mean (a) with respect to Finance Charge Collections, Principal Collections, the Companion Account Amount, the Investor Default Amount, the Monthly Servicing Fee and the Shortfall Share, the Class Invested Percentage with respect to the Class D-2 Certificates and (b) with respect to Shared Principal Collections, a fraction the numerator of which is the Class D-2 Principal Shortfall and the denominator of which is the Principal Shortfalls for all Series of Investor Certificates.

          "Class D-2 Monthly Principal Distribution" shall mean, with respect to any Monthly Period during any Amortization Period, (i) prior to the date on which the Class D-1 Invested Amount has been reduced to zero, zero and (ii) after the date on which the Class D-1 Invested Amount has been reduced to zero, the lesser of (A) the Class D-2 Adjusted Invested Amount and (B) the excess of the Class D-2 Invested Amount over the Required Class D Invested Amount.

          "Class D-2 Monthly Total Principal Allocation" shall mean, as of any Business Day, the sum of the Class D-2 Principal Allocation for such Business Day and each previous Business Day during the same Monthly Period, in each case as reflected in the Daily Reports with respect to such Business Days; provided, however, that on each Determination Date the Class D-2 Monthly Total Principal Allocation shall be increased or decreased by the amount deposited to or withdrawn from the Class D-2 Principal Collections Subaccount pursuant to Section 4.4(e).

          "Class D-2 Net Initial Invested Amount" shall mean, as of any date of determination, the Class D-2 Initial Invested Amount minus the Class D-2 Companion Account Amount.

          "Class D-2 Principal Allocation" shall have the meaning specified in subsection 4.4(c)(vii).

          "Class D-2 Principal Collections Subaccount" shall have the meaning specified in subsection 4.2A(a).

          "Class D-2 Principal Funding Account" shall have the meaning specified in subsection 4.2A(b).

          "Class D-2 Principal Funding Account Balance" shall mean, on any date of determination, the amount on deposit in the Class D-2 Principal Funding Account on such date (exclusive of investment earnings thereon).

          "Class D-2 Principal Funding Investment Proceeds" shall mean, with respect to each Monthly Period, the amount of investment income credited to the Class D-2 Principal Funding Account for such Monthly Period and deposited in the Series 1996-1 Finance Charge Subaccount in accordance with subsection 4.2A(g).

          "Class D-2 Principal Shortfall" shall mean (a) during the Accumulation Period, the excess, if any, of the Class D-2 Monthly Principal Distribution over the Class D-2 Monthly Total Principal Allocation and (b) during the Rapid Amortization Period, the excess, if any, of the Class D-2 Adjusted Invested Amount over the Class D-2 Monthly Total Principal Allocation.

          "Class D-2 Reallocated Amounts" shall have the meaning specified in subsection 4.7(b)(ii).

          "Class D-2 Unpaid Invested Amount" shall mean the Class D-2 Initial Invested Amount minus the amount of any distributions of principal to the Class D-2 Certificateholders pursuant to Section 4.12.

          "Class Fixed Allocation Percentage" shall mean, with respect to any Class of Certificates as of any date of determination, the percentage equivalent of a fraction the numerator of which shall be the portion of the Invested Amount represented by such Class as of the end of the last day of the Revolving Period and the denominator of which shall be the Adjusted Invested Amount as of the preceding Business Day.

          "Class Floating Allocation Percentage" shall mean with respect to any Class of Certificates:

               (a) when used with respect to monthly allocations on any Transfer Date, the percentage equivalent of a fraction the numerator of which shall be the portion of the Average Adjusted Invested Amount represented by such Class during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date) and the denominator of which shall be the Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Transfer Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date).

               (b) when used with respect to daily allocations, the percentage equivalent of a fraction the numerator of which shall be the portion of the Adjusted Invested Amount represented by such Class at the end of the preceding Business Day and the denominator of which shall be the Adjusted Invested Amount at the end of the preceding Business Day.

          "Class Invested Percentage" shall mean, with respect to any Class of Certificates as of any date of determination, (a) with respect to Finance Charge Collections during the Revolving Period and the Accumulation Period, the Investor Default Amount and Shortfall Share at any time and Principal Collections and the Companion Account Amount during the Revolving Period, the Class Floating Allocation Percentage with respect to such Class and (b) with respect to Finance Charge Collections during the Rapid Amortization Period and Principal Collections during the Accumulation Period and the Rapid Amortization Period and amounts in the Companion Account during the Rapid Amortization Period, the Class Fixed Allocation Percentage with respect to such Class.

          "Closing Date" shall mean April 25, 1996.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Companion Account" shall have the meaning specified in subsection 4.2A(e).

          "Companion Investment Proceeds" shall mean, with respect to each Monthly Period, the amount of investment income credited to the Companion Account for such Monthly Period and deposited in the Series 1996-1 Finance Charge Subaccount in accordance with subsection 4.2A(g).

          "Controlled Deposit Amount" shall mean, (a) with respect to any Transfer Date during the Accumulation Period prior to the payment in full of the Class A Invested Amount, an amount equal to the Class A Adjusted Invested Amount as of the preceding Distribution Date (after giving effect to all distributions on such Distribution Date) divided by the number of Accrual Periods remaining before the Class A Expected Payment Date and (b) with respect to each Transfer Date after the Class A Expected Payment Date, the sum of the Class B Adjusted Invested Amount and the Class C Adjusted Invested Amount as of the preceding Distribution Date (after giving effect to all distributions on such Distribution Date).

          "Covered Amount" shall mean with respect to each Distribution Date during the Accumulation Period and the first Distribution Date following the end of the Accumulation Period the sum of

               (i) the product of (A) the Class A Certificate Rate with respect to the related Accrual Period, (B) the number of days in such Accrual Period divided by 360 and (C) and the Class A Cash Amount as of the preceding Distribution Date,

              (ii) the product of (A) the Class B Certificate Rate with respect to the related Accrual Period, (B) the number of days in such Accrual Period divided by 360 and (C) the Class B Cash Amount as of the preceding Distribution Date, and

             (iii) the product of (A) the Class C Certificate Rate with respect to the related Accrual Period, (B) the number of days in such Accrual Period divided by 360 and (C) the Class C Cash Amount as of the preceding Distribution Date.

            "Dilution Factor" shall mean, after the Existing Trust Termination Date, with respect to any Accrual Period, the quotient of the Two Month Rolling Average Actual Merchandise Returns divided by the Two Month Rolling Average Base Merchandise Returns, in each case calculated as of the immediately preceding Determination Date.

          "Duff & Phelps" shall mean, Duff & Phelps Credit Rating Co., and any successor thereto.

          "Enhancement" shall mean the Class C Certificates.

          "Enhancement Providers" shall mean the Class C Certificateholders.

          "Excess Funding Investment Proceeds" shall mean all investment income credited to the Excess Funding Account and credited to the Finance Charge Subaccount in accordance with subsection 4.3(g) of the Agreement.

           "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Servicer from three federal funds brokers of recognized standing selected by it.

          "Finance Charge Subaccounts" shall mean the collective reference to the Series 1996-1 Finance Charge Subaccount, the Class ABC Finance Charge Subaccount and the Class D Finance Charge Subaccount.

          "Fixed Allocation Percentage" shall mean, as of any date of determination, the percentage equivalent of a fraction the numerator of which shall be the Adjusted Invested Amount as of the end of the last day of the Revolving Period and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables as of the end of the Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Invested Percentages for allocations with respect to Finance Charge Collections (when used to determine allocations of Finance Charge Collections) or Principal Collections (when used to allocate Principal Collections) for all outstanding Series on such date of determination.

          "Floating Allocation Percentage" shall mean:

               (a) when used with respect to monthly allocations on any Transfer Date, the percentage equivalent of a fraction the numerator of which shall be the Average Adjusted Invested Amount during the preceding Monthly Period (or, in the case of the first Distribution Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date) and the denominator of which shall be the greater of (x) the Average Aggregate Principal Receivables during the preceding Monthly Period (or, in the case of the first Distribution Date, during the period from the Closing Date through the end of the Monthly Period preceding such Transfer Date) and (y) the sum of the numerators used to calculate the Invested Percentages for such date of determination with respect to Finance Charge Collections for all Series of Investor Certificates outstanding.

               (b) when used with respect to daily allocations, the percentage equivalent of a fraction the numerator of which shall be the Adjusted Invested Amount at the end of the preceding Business Day and the denominator of which shall be the greater of (x) the Aggregate

          Principal Receivables on the preceding Business Day and (y) the sum of the numerators used to calculate the Invested Percentages for such date of determination with respect to Finance Charge Collections for all Series of Investor Certificates outstanding.

          "Funding Costs" shall mean increased costs, reemployment costs and other amounts due the Restricted Certificateholders pursuant Section 11 hereof.

          "Increased Costs" shall have the meaning specified in subsection
     11(d).

          "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount, the Class C Initial Invested Amount, the Class D-1 Initial Invested Amount and the Class D-2 Initial Invested Amount.

          "Invested Amount" shall mean, on any date of determination, the sum of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D-1 Invested Amount and the Class D-2 Invested Amount on such date of determination.

          "Invested Percentage" shall mean, as of any date of determination, (a) with respect to Finance Charge Collections during the Revolving Period and the Accumulation Period, the Default Amount and the Shortfall Share at any time and Principal Collections during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Finance Charge Collections during the Rapid Amortization Period and Principal Collections during the Accumulation Period and the Rapid Amortization Period, the Fixed Allocation Percentage.

          "Investor Charge Off" shall mean a Class A Investor Charge Off, a Class B Investor Charge Off, a Class C Investor Charge Off, a Class D-1 Investor Charge Off or a Class D-2 Investor Charge Off.

          "Investor Default Amount" shall mean, for each Transfer Date, an amount equal to the product of (a) the Default Amount with respect to the previous Monthly Period and (b) the Invested Percentage with respect to such Transfer Date.

          "LIBOR" shall mean, for any Accrual Period, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee for each Accrual Period in accordance with the provisions of subsection 4.17.

          "LIBOR Determination Date" shall mean for each Accrual Period (other than the Accrual Period commencing on the

     Closing Date), the second London Business Day prior to the commencement of the such Accrual Period.

          "London Business Day" shall mean any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "Minimum Seller Percentage" shall mean, at any time after the Existing Trust Termination Date, the excess of the Required Dilution Percentage over the sum of the Class D Percentage and the Class D Spread Account Percentage.

          "Monthly Period Class ABC Finance Charge Subaccount Allocation" shall have the meaning specified in subsection 4.6(a).

          "Monthly Period Class D Finance Charge Subaccount Allocation" shall have the meaning specified in subsection 4.7(a).

          "Negative Carry Amount" shall mean, as of any date of determination, the excess, if any, of (a) the product of (i) the Base Rate and (ii) the product of (A) the amount on deposit in the Companion Account and (B) the number of days since the preceding Business Day divided by 360 over (b) the Companion Investment Proceeds.

          "Participant"  shall have the meaning specified in subsection 9(d).

          "Participant Warranties" shall have the meaning specified in subsection 9(d).

          "Payment Date" shall mean, (i) with respect to payments of Certificate Interest, each Distribution Date; (ii) with respect to payments of principal on the Class A Certificates, the Class A Expected Payment Date;
     (iii) with respect to payments of principal on the Class B Certificates, the Class B Expected Payment Date; (iv) with respect to payments of principal on the Class C Certificates, the Class C Expected Payment Date; and (iv) with respect to payments of principal on the Class D Certificates during the Accumulation Period and with respect to payment of principal on all of the 1996-1 Certificates during the Rapid Amortization Period, each Distribution Date.

          "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1996-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Supplement.

          "Person" includes any individual, sole proprietorship, joint venture, trust, incorporated organization, association, corporation, institution, party, entity or governmental authority.

          "Portfolio Adjusted Yield" shall mean, with respect to any Transfer Date, the average for the three preceding Monthly Periods of (i) the Portfolio Yield for such Monthly Periods minus (ii) the sum of the Base Rate for such Monthly Periods and 0.5%.

          "Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is an amount equal to the excess of (i) the sum of (A) the amount of Finance Charge Collections allocated to the Series 1996-1 Certificates and deposited in the Finance Charge Subaccounts pursuant to Section 4.4 for such Monthly Period (including, without limitation, the amount of any Principal Funding Investment Proceeds and Companion Investment Proceeds and the Invested Percentage of any Excess Funding Investment Proceeds, all of which are to be treated as Finance Charge Collections in accordance herewith), such sum to be calculated on a cash basis, (B) the amount of funds, if any, to be withdrawn from the Reserve Account in respect of such Monthly Period pursuant to subsection 4.14(a) and (C) the amount of funds deposited in the Class ABC Finance Charge Subaccount in respect of the Negative Carry Amount for such Monthly Period, over (ii) the Investor Default Amount and (b) the denominator of which is the Average Invested Amount for the preceding Monthly Period.

          "Principal Collections Subaccounts" shall mean the collective reference to the Series 1996-1 Principal Collections Subaccount, the Class ABC Principal Collections Subaccount, the Class D-1 Principal Collections Subaccount and the Class D-2 Principal Collections Subaccount.

          "Principal Funding Accounts" shall mean the collective reference to the Class ABC Principal Funding Account, the Class D-1 Principal Funding Account and the Class D-2 Principal Funding Account.

          "Principal Funding Accounts Balance" shall mean the sum of the Class ABC Principal Funding Account Balance, the Class D-1 Principal Funding Account Balance and the Class D-2 Principal Funding Account Balance.

          "Principal Funding Investment Proceeds" shall mean, with respect to any Monthly Period, the sum of the Class ABC Principal Funding Investment Proceeds, the Class D-1 Principal Funding Investment Proceeds and the Class D-2 Principal Investment Proceeds.

          "Principal Shortfall" shall mean (a) for the Series 1996-1 Certificates on any Business Day during the Accumulation Period or the Rapid Amortization Period, the sum of the Class ABC Principal Shortfall, the Class D-1 Principal Shortfall and the Class D-2 Principal Shortfall on such Business Day and (b) for any other Series the amounts specified as such in the Supplement for such other Series.

          "Private Holder" shall mean each holder of a right to receive interest or principal in respect of any direct or indirect interest in the Trust, including any financial instrument or contract the value of which is determined in whole or in part by reference to the Trust (including the Trust's assets, income of the Trust or distributions made by the Trust), excluding any interest in the Trust represented by any Series or Class of Certificates or any other interest as to which the Seller has provided to the Trustee an Opinion of Counsel to the effect that such Series, Class or other interest will be treated as debt or otherwise not as an equity interest for federal income tax purposes, in each case, provided such interest is not convertible or exchangeable into an interest in the Trust or the Trust's income or equivalent value. Notwithstanding the immediately preceding sentence, "Private Holder" shall also include any other Person that the Seller determines is (or may be) a "partner" within the meaning of section 1.7704-1(h)(1)(ii) of the United States Treasury Regulations (including by reason of Section 1.7704-1(h)(3)). Initially, the Private Holders include each holder of the Exchangeable Seller Certificate or any interest therein, the interest of the Servicer, the Class C Certificates and the Class D Certificates. Any Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder. Each holder of an interest in a Private Holder which is a partnership, S Corporation or grantor trust under the Code shall be treated as a Private Holder unless excepted with the consent of the Seller (which consent shall be based upon an Opinion of Counsel to the effect that the action taken pursuant to the consent will not cause the Trust to be treated as a publicly traded partnership taxable as a corporation).

          "Rapid Amortization Period" shall mean the period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the Trust Termination Date and (ii) the Series Termination Date.

          "Rating Agencies" shall mean, collectively, Moody's, Duff & Phelps, and each other nationally recognized statistical rating agency which, at the request of the Seller or the Servicer, has assigned a rating to one or more classes of Certificates.

          "Record Date" shall mean, with respect to any Distribution Date, the close of business on the last Business Day of the preceding Monthly Period.

          "Reference Banks" shall mean the four banks specified in writing by the Servicer on the Closing Date.

          "Required Accumulation Factor Number" shall mean a fraction, rounded upward to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 Fiscal Months preceding the date of such calculation.

          "Required Class ABC Spread Account Amount" shall mean, with respect to any Transfer Date, (i) prior to the Existing Trust Termination Date and subject to the last sentence of this definition, 1% of the Transition Invested Amount as of the Closing Date and (ii) on and after the Existing Trust Termination Date and subject to the last sentence of this definition, a percentage of the Invested Amount, in each case as determined based on the Three Month Rolling Class ABC Spread Percentage with respect to such Transfer Date as follows: (A) if the Three Month Rolling Class ABC Spread Percentage is greater than 4.50%, 1.00%, (B) if the Three Month Rolling Class ABC Spread Percentage is less than or equal to 4.50% but more than 4.00%, 2.50%, (C) if the Three Month Rolling Class ABC Spread Percentage is less than or equal to 4.00% but more than 3.50%, 3.25%, (D) if the Three Month Rolling Class ABC Spread Percentage is less than or equal to 3.50% but more than 3.00%, 4.00%, (E) if the Three Month Rolling Class ABC Spread Percentage is less than or equal to 3.00% but more than 2.50%, 4.75%, (F) if the Three Month Rolling Class ABC Spread Percentage is less than or equal to 2.50% but more than 2.00%, 5.50%, (G) if the Three Month Rolling Class ABC Spread Percentage is less than or equal to 2.00% but more than 1.50%, 6.00%, and (H) if the Three Month Rolling Class ABC Spread Percentage is less than or equal to 1.50%, 7.50%. Notwithstanding the foregoing, once a percentage of the Transition Invested Amount or Invested Amount, as the case may be, has become effective as set forth above, such percentage shall not be decreased until the third consecutive Transfer Date thereafter on which such a decrease would be permitted, in which case the decreased percentage of the Transition Invested Amount or Invested Amount, as the case may be, which shall become effective shall be the highest of the percentages of the Transition Invested Amount or the Invested Amount, as the case may be, otherwise permissible on such three consecutive Transfer Dates. If at any time prior to the Existing Trust Termination Date any of the conditions set forth in clauses (B) through (H) occurs, the Required Class ABC Spread

     Account Amount shall be determined pursuant to clause (ii) above rather than clause (i).



          "Required Class D Invested Amount" shall mean, (a) prior to the date on which the Class C Invested Amount has been reduced to zero, the product of 8% and the Adjusted Invested Amount and (b) thereafter, zero.

          "Required Class D Spread Account Amount" shall mean, with respect to any Transfer Date, a percentage of the Invested Amount as determined based on the Three Month Rolling Class D-1 Spread Percentage and the Dilution Factor, respectively, with respect to such Transfer Date as follows: (A) if either the Three Month Rolling Class D-1 Spread Percentage is greater than 3.50% or the Dilution Factor is less than 107, 0%, (B) if either the Three Month Rolling Class D-1 Spread Percentage is equal to or less than 3.50% but greater than 3.00% or the Dilution Factor is equal to or greater than 107 but less than 112, 1.50%, (C) if either the Three Month Rolling Class D-1 Spread Percentage is equal to or less than 3.00% but greater than 2.50% or the Dilution Factor is equal to or greater than 112 but less than 117, 2.50%, (D) if either the Three Month Rolling Class D-1 Spread Percentage is equal to or less than 2.50% but greater than 2.00% or the Dilution Factor is equal to or greater than 117 but less than 122, 3.50%, (E) if either the Three Month Rolling Class D-1 Spread Percentage is equal to or less than 2.00% or the Dilution Factor is equal to or greater than 122, 4.00%. Notwithstanding the foregoing, (i) if the percentage of the Invested Amount determined solely by reference to the Three Month Rolling Class D-1 Spread Percentage would result in a different percentage than the percentage determined solely by reference to the Dilution Factor, the higher percentage of the Invested Amount shall become effective and (ii) once a percentage has become effective as set forth above, such percentage shall not be decreased until the third consecutive Transfer Date thereafter on which a lower percentage would otherwise have been permitted pursuant to the provisions set forth above, in which case the decreased percentage which shall become effective shall be the highest of the percentages otherwise permissible on such three consecutive Transfer Dates.

          "Required Dilution Percentage" shall mean, at any time after the Existing Trust Termination Date, with respect to any Accrual Period (a) during the Revolving Period and the Accumulation Period, the greater of (i) the product of (A) the Dilution Factor, calculated as of the Determination Date immediately preceding the beginning of such Accrual Period and (B) the Benchmark Dilution Percentage, and (ii) 8.00% and (b) during the Rapid Amortization Period, the greater of (i) the Required Dilution Percentage as calculated pursuant to clause (a) above and (ii) the Required Dilution

     Percentage as of the last day of the Revolving Period or the Accumulation Period, as the case may be.

          "Required Reserve Account Amount" shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to $1,750,000 or such other amount as shall from time to time be designated in writing to the Servicer, the Trustee and the Rating Agencies by the Seller; provided that if such designated amount is a lesser amount, such designation shall not become effective until the Rating Agency Condition has been satisfied with respect thereto and the Seller has delivered to the Trustee an Officer's Certificate to the effect that, based upon the facts known to such officer at such time, such designation will not cause a Pay Out Event.

          "Reserve Account" shall have the meaning specified in subsection 4.2A(d).

          "Reserve Account Funding Date" shall mean the Transfer Date which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Accumulation Period, (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2% per annum, provided that in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Accumulation Period,
     (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3% per annum, provided that in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Accumulation Period and (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 4% per annum, provided that in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Accumulation Period.

          "Reserve Account Surplus" shall have the meaning assigned in subsection 4.14(b).

          "Reserve Draw Amount" shall have the meaning specified in subsection 4.14(a).

          "Restricted Certificate" shall mean any Class C Certificate or Class D Certificate.

          "Restricted Certificateholder" shall mean any holder of a Class C Certificate or Class D Certificate.

          "Restricted Certificateholder Warranties" shall mean, with respect to any initial purchase of a Restricted Certificate or any transfer of any interest of a Restricted Certificateholder to an assignee pursuant to
     Section 9(b) of this Supplement, the representations, certifications and warranties required to be given by such initial purchaser or assignee Restricted Certificateholder in the manner required by such Section, to the effect that:

                (a) The acquiror has not acquired and shall not sell, trade or transfer the Restricted Certificate, nor cause the Restricted Certificate to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code (including without limitation an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified broker dealers by electronic means or otherwise); and

               (b) Unless the Seller consents otherwise (which consent shall be based upon an Opinion of Counsel to the effect that the action taken pursuant to the consent will not cause the Trust to be classified as a publicly traded partnership taxable as a corporation for federal income tax purposes), the acquiror (i) is properly classified as, and shall remain classified as, a "corporation" as described in Section 7701(a)(3) of the Code and (ii) is not, and shall not become, an "S corporation" as described in Section 1361 of the Code.

          "Revolving Period" shall mean the period from and including the Closing Date to and including the earlier of (i) the close of business on the last day of the Monthly Period preceding the commencement of the Accumulation Period and (ii) the Pay Out Commencement Date.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Series 1996-1" shall mean the Series of the Saks Master Trust represented by the Series 1996-1 Certificates.

          "Scheduled Series 1996-1 Termination Date" shall mean the March 2002 Distribution Date.

          "Series 1996-1 Finance Charge Subaccount" shall have the meaning specified in subsection 4.2A(a).

          "Series 1996-1 Principal Collections Subaccount" shall have the meaning specified in subsection 4.2A(a).

          "Series 1996-1 Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

          "Series Accounts" shall mean the Principal Funding Accounts, the Distribution Accounts, the Reserve Account, the Companion Account, the Class ABC Spread Account and the Class D Spread Account.

          "Series Pay Out Event" shall have the meaning specified in Section 8 of this Supplement.

          "Series Servicing Fee Percentage" shall mean 2%.

          "Series Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1996-1 Certificates are paid in full, or (ii) the Scheduled Series 1996-1 Termination Date.

          "Shared Finance Charge Collections" shall mean either (a) the amounts allocated to the Series 1996-1 Certificates which, in accordance with
     Article IV, shall be allocated to the Investor Certificates of other Series (which are not retained by the Seller) or (b) amounts which the applicable Supplements for other Series specify are to be treated as "Shared Finance Charge Collections" and which may be applied to cover the Class ABC Deficiency Amount and the Class D Deficiency Amount with respect to the Series 1996-1 Certificates.

          "Shared Principal Collections" shall mean, as the context requires, either (a) the amounts allocated to the Series 1996-1 Certificates which, in accordance with subsections 4.4(a) and (b) and subsection 4.3(g) of the Agreement, shall be applied to cover principal shortfalls with respect to Series other than Series 1996-1 or (b) the amounts allocated to the Investor Certificates (which are not retained by the Seller) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover a Principal Shortfall with respect to the Series 1996-1 Certificates.

          "Supplement" shall have the meaning specified in the preamble to this Agreement.

          "Three Month Rolling Class ABC Spread Percentage" shall mean, with respect to any Transfer Date, the sum of the Class ABC Spread Percentages with respect to such Transfer Date and the two preceding Transfer Dates divided by three.

          "Three Month Rolling Class D-1 Spread Percentage" shall mean, with respect to any Transfer Date, the sum of the Class D-1 Spread Percentage with respect to such Transfer Date and the two preceding Transfer Dates divided by three.

          "Transition Invested Amount" shall mean the "Invested Amount" as defined in the Transition Supplement.

          "Transition Supplement" shall mean the Series 1996-1 Supplement to the Existing Trust Agreement.

          "Two Month Rolling Average Actual Merchandise Returns" shall mean, with respect to any Determination Date, the sum of the Actual Daily Average Merchandise Returns for the two preceding Monthly Periods divided by 2.

          "Two Month Rolling Average Base Merchandise Returns" shall mean, with respect to any Determination Date, the sum of the Base Daily Average Merchandise Returns for the two preceding Monthly Periods divided by 2.

          "Unpaid Invested Amount" shall mean the sum of the Class A Unpaid Invested Amount, the Class B Unpaid Invested Amount, the Class C Unpaid Invested Amount, the Class D-1 Unpaid Invested Amount and the Class D-2 Unpaid Invested Amount.

          SECTION 3.  Reassignment and Transfer Terms.
                      -------------------------------

          The Series 1996-1 Certificates shall be subject to repurchase by Seller at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 10% of the Initial Invested Amount. The deposit required in connection with any such repurchase shall be equal to (a) the Adjusted Unpaid Invested Amount, plus
(b) accrued and unpaid interest on the Series 1996-1 Certificates through and including the day preceding the day on which such repurchase occurs, minus (c) all amounts to be transferred to the Distribution Accounts on the related Transfer Date.

          SECTION 4.  Delivery of the Series 1996-1 Certificates.  The Seller
                      ------------------------------------------
shall execute and deliver the Series 1996-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1996-1 Certificates when authenticated in accordance with Section 6.2 of the Agreement. It shall be a condition to the issuance of the Series 1996-1 Certificates that Gibson, Dunn & Crutcher shall have delivered an Opinion of Counsel pursuant to Section 6.14(b)(iii) of the Agreement, in relevant part, (i) with respect to the Class A Certificates and the Class B Certificates to the effect that such Certificates will be characterized as indebtedness for federal and New York State income tax purposes and (ii) with respect to the Class C Certificates and the Class D-1 Certificates, to the effect that there is substantial authority that such Certificates will be treated as indebtedness for federal and New York State income tax purposes, or, if such Certificates are not so treated, that such Certificates should be treated as interests in an entity other than an association (or publicly traded partnership) taxable as a corporation.

          SECTION 5.  Form of Delivery of Series 1996-1 Certificates.
                      ----------------------------------------------

          (a) The Class A Certificates and Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1, 6.2, 6.9 and
6.11 of the Agreement. The Class C Certificates and Class D Certificates shall be delivered as Definitive Certificates. The Series 1996-1 Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement. The Series 1996-1 Certificates shall be issued only in denominations of $150,000 and integral multiples of $1,000 in excess thereof. The Class A Certificates, the Class B Certificates, the Class C Certificates, the Class D-1 Certificates and the Class D-2 Certificates shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D-1 and Exhibit D-2, respectively.

          (b) The Clearing Agency for Class A Certificates and Class B Certificates shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of Cede & Co., its nominee. The Class C Certificates and Class D Certificates shall be initially registered in the names of such Persons as the Seller shall direct the Trustee in writing.

          (c) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Series 1996-1 Certificates having Undivided Interests aggregating a specified percentage, such direction or consent may be given, in the case of the Class A Certificates and the Class B Certificates, by the relevant Certificate Owners having interests in the requisite percentage of Series 1996-1 Certificates, acting through the Clearing Agency and the Clearing Agency Participants; provided, however that the Trustee shall only be obligated to follow such directions or consents from the Holders of the Series 1996-1 Certificates.

          SECTION 6.  Article IV of Agreement.  Sections 4.1, 4.2 and 4.3 of the
                      -----------------------
Agreement shall read in their entirety as provided in the Agreement. The remainder of Article IV of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1996-1 Certificates:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.1A  Rights of Investor Certificateholders.  The Series 1996-
                        -------------------------------------
1 Certificates shall represent Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1996-1 Certificates at the times and in the amount specified in this Agreement, (a) the related Invested Percentage of Collections received with respect to the Receivables, (b) funds on deposit in the Collection Account and the subaccounts thereof and the Excess Funding Account allocable to the Series 1996-1 Certificates, (c) funds in the Series Accounts and (d) Shared Principal Collections and Shared Finance Charge Collections allocable to the Principal Collections Subaccounts and Finance Charge Subaccounts. The Exchangeable Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Series 1996-1 Certificates or any other Series outstanding; provided, however, the ownership interest represented by the Exchangeable Seller Certificate and any other Series outstanding shall not represent any interest in any Series Account, except as specifically provided in this Article IV.

          Section 4.2A  The Series 1996-1 Collection Subaccounts; Establishment
                        -------------------------------------------------------
of Series Accounts.  (a)  Pursuant to subsection 4.2(a) of the Agreement, the
- ------------------
Servicer, on behalf of the Trustee, shall establish and maintain for administrative purposes only, (i) a Principal Collections Subaccount as a subaccount of the Principal Collections Account (the "Series 1996-1 Principal Collections Subaccount") and three sub-subaccounts of the Series 1996-1 Principal Collections Subaccount (the "Class ABC Principal Collections Subaccount", the "Class D-1 Principal Collections Subaccount" and the "Class D-2 Principal Collections Subaccount", respectively) and (ii) a Finance Charge Subaccount as a subaccount of the Finance Charge Account (the "Series 1996-1 Finance Charge Subaccount") and two sub-subaccounts of the Series 1996-1 Finance Charge Subaccount (the "Class ABC Finance Charge Subaccount" and the "Class D Finance Charge Subaccount"), in each case for the benefit of the Series 1996-1 Certificateholders, bearing a designation clearly indicating that the funds allocated thereto are held in trust for the benefit of such Certificateholders.

          (b) The Servicer, for the benefit of the Series 1996-1 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an office or branch of a Qualified Institution three Eligible Deposit Accounts (the "Class ABC Principal Funding Account, the "Class D-1 Principal Funding Account" and the "Class D-2 Principal Funding Account") each bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Class A, B and C Certificateholders, the Class D-1 Certificateholders and the Class D-2 Certificateholders, respectively.

          (c) The Servicer, for the benefit of the Series 1996-1 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an office or branch of a Qualified Institution three non-interest bearing segregated demand deposit accounts maintained in the corporate trust department of such Qualified Institution, and held in trust by such Qualified Institution (the "Class ABC

Distribution Account", the "Class D-1 Distribution Account" and the "Class D-2 Distribution Account") each bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Class A, B and C Certificateholders, the Class D-1 Certificateholders and the Class D-2 Certificateholders, respectively. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Accounts.

          (d) The Servicer, for the benefit of the Class A Certificateholders, Class B Certificateholders and Class C Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with a Qualified Institution designated by the Servicer, a segregated trust account within the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of such Series 1996-1 Certificateholders.

          (e) The Servicer, for the benefit of the Series 1996-1 Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with a Qualified Institution designated by the Servicer, three segregated trust accounts within the corporate trust department of such Qualified Institution (the "Companion Account", the "Class ABC Spread Account" and the "Class D Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1996-1 Certificateholders.

          (f) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series Accounts and in all proceeds thereof. The Servicer on behalf of the Trustee at all times shall maintain accurate records reflecting each transaction in such Series Accounts. Pursuant to the authority granted to it pursuant to subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from such Series Accounts for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile. Funds allocated to the Series Accounts shall at all times be invested by the Trustee, at the written direction (or telephonic direction, promptly confirmed in writing) of the Servicer, in Permitted Investments. The Trustee shall not be liable for investment losses on Permitted Investments. Except in the case of the Companion Account to the extent set forth in the following sentence, any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Monthly Period in which such funds were processed for collection. At least $15,000,000 of the amount on deposit in the Companion Account shall be invested in investments that mature and shall be available for withdrawal on the following Business Day and the remaining amount on deposit in the Companion Account shall be invested in investments that mature and shall be available for withdrawal on or prior to the following Transfer Date. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the applicable Qualified Institution in writing with respect to the investment of funds allocated to the Series Accounts. For purposes of determining the availability of funds or the balances in the Series Accounts for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit until actually credited to such sub-subaccounts. Permitted Investments shall not be disposed of prior to their maturity.

          (g) On each Transfer Date, the Trustee, acting at the written direction of the Servicer, shall transfer to the Series 1996-1 Finance Charge Subaccount all investment earnings credited to the Series Accounts (other than the Reserve Account) during the preceding Monthly Period (net of related investment expenses and losses). The amount so transferred shall be treated as Finance Charge Collections allocable to the Series 1996-1 Certificateholders. On each Transfer Date, the Trustee, acting at the written direction of the Servicer, shall transfer to the Class ABC Finance Charge Subaccount all investment earnings credited to the Reserve Account since the preceding Distribution Date (net of related investment expenses and losses). The amount so transferred shall be treated as Finance Charge Collections allocable to the Class A, B and C Certificates.

          Section 4.4.  Allocations.
                        -----------

          (a)  Allocations During the Revolving Period.  During the Revolving
               ---------------------------------------
Period, the Servicer shall, or shall direct the Trustee in writing to, prior to the close of business on the Business Day any Collections are deposited in the Collection Account, allocate from the applicable subaccount of the Collection Account the following amounts, calculated by the Servicer, as set forth below:

          (i) To the Series 1996-1 Finance Charge Subaccount the Invested Percentage of the aggregate amount of Finance Charge Collections processed on such Business Day, as reflected in the Daily Report for such Business Day.
         (ii) To the Class ABC Finance Charge Subaccount from the Series 1996-1 Finance Charge Subaccount the Class ABC Invested Percentage of the aggregate amount transferred to the Series 1996-1 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2A(g)).

        (iii) To the Class D Finance Charge Subaccount from the Series 1996-1 Finance Charge Subaccount the Class D Invested Percentage of the aggregate amount transferred to the Series 1996-1 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2A(g)).

         (iv) To the Holder of the Exchangeable Seller Certificate the Invested Percentage of the aggregate amount of Principal Collections processed on such Business Day as reflected in the Daily Report for such Business Day; provided, however, that if the amount to be allocated to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.4(a)(iv) with respect to any Business Day would create a Shortfall Amount on such Business Day after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Business Day and the application of payments referred to in subsection 4.3(e) of the Agreement, the Shortfall Amount shall be deposited into the Excess Funding Account; provided, further, however, that the Class D Spread Shortfall Amount, if any, shall be deposited in the Class D Spread Account and, if such deposit in the Class D Spread Account would create a Shortfall Amount, the Seller shall make a deposit into the Excess Funding Account in the amount of such Shortfall Amount; and provided, finally, however, that any such amount otherwise payable to the Seller pursuant to this subsection 4.4(a)(iv) shall first be treated as Shared Principal Collections.

          (v) Notwithstanding the provisions of subsection 4.2(d) of the Agreement, on each Business Day prior to the Existing Trust Termination Date, the lesser of (A) the Invested Percentage of Finance Charge Collections otherwise allocable to the Seller and (B) the Negative Carry Amount will be deposited in the Series 1996-1 Finance Charge Subaccount and applied as set forth above.

          (b)  Allocations During the Accumulation Period.  During the
               ------------------------------------------
Accumulation Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account, direct the Trustee in writing to allocate to the Certificateholders or the Holder of the Exchangeable Seller Certificate and pay or deposit from the applicable subaccount of the Collection Account the following amounts, calculated by the Servicer, as set forth below:

          (i) Allocate to the Series 1996-1 Finance Charge Subaccount the Invested Percentage of the aggregate amount of Finance Charge Collections processed on such Business Day as reflected in the Daily Report for such Business Day.

         (ii) Allocate to the Class ABC Finance Charge Subaccount from the Series 1996-1 Finance Charge Subaccount the Class ABC Invested Percentage of the aggregate amount transferred to the Series 1996-1 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2A(g)).

        (iii) Allocate to the Class D Finance Charge Subaccount from the Series 1996-1 Finance Charge Subaccount the Class D Invested Percentage of the aggregate amount transferred to the Series 1996-1 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2A(g)).

         (iv) Allocate to the Series 1996-1 Principal Collections Subaccount the Invested Percentage of the aggregate amount of Principal Collections processed on such Business Day as reflected in the Daily Report for such Business Day.

          (v) Allocate to the Class ABC Principal Collections Subaccount from the Series 1996-1 Principal Collections Subaccount the Class ABC Invested Percentage of the amount transferred to the Series 1996-1 Principal Collections Subaccount (the "Class ABC Principal Allocation"); provided, however, that if the sum of such Class ABC Principal Allocation and all preceding Class ABC Principal Allocations with respect to the same Monthly Period (as increased or decreased on each Determination Date by the amount deposited to or withdrawn from the Class ABC Principal Collections Subaccount pursuant to subsection 4.4(e), the "Class ABC Monthly Total Principal Allocation") exceeds the Controlled Deposit Amount, then such excess shall not be treated as a Class ABC Principal Allocation and shall be paid as provided in subsection 4.4(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4(b)(v) there would be a Class ABC Principal Shortfall, then the Class ABC Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class ABC Principal Collections Subaccount to the extent of such shortfall.

         (vi) Allocate to the Class D-1 Principal Collections Subaccount from the Series 1996-1 Principal Collections Subaccount the Class D-1 Invested Percentage of the aggregate amount transferred to the Series 1996-1 Principal Collections Subaccount (the "Class D-1 Principal Allocation"); provided, however, that if the sum of such Class D-1 Principal Allocation and all preceding Class D-1 Principal Allocations with respect to the same Monthly Period (as increased or decreased on each Determination Date by the amount deposited to or withdrawn from the Class D-1 Principal Collections Subaccount pursuant to subsection 4.4(e), the "Class D-1 Monthly Total Principal Allocation") exceeds the Class D-1 Monthly Principal Distribution, then such excess shall not be treated as a Class D-1 Principal

     Allocation and shall be paid as provided in subsection 4.4(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4(b)(vi) there would be a Class D-1 Principal Shortfall, then the Class D-1 Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class D-1 Principal Collections Subaccount to the extent of such shortfall.

        (vii) Pay to the Holder of the Exchangeable Seller Certificate an amount equal to the Invested Percentage of the aggregate amount of Principal Collections processed on such Business Day as reflected on the Daily Report for such Business Day minus the amounts allocated pursuant to subsections 4.4(b)(v) and (vi); provided, however, that in the event that the amount to be paid to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.4(b)(vii) with respect to any Business Day would result in a Shortfall Amount, the Shortfall Amount shall be deposited into the Excess Funding Account; provided, further, however, that the Class D Spread Shortfall Amount, if any, shall be deposited in the Class D Spread Account and, if such deposit in the Class D Spread Account would create a Shortfall Amount, the Seller shall make a deposit into the Excess Funding Account in the amount of such Shortfall Amount; and provided, finally, that any amount otherwise payable to the Seller pursuant to this paragraph 4.4(b)(vii) will first be treated as Shared Principal Collections.

          (c)  Allocations During the Rapid Amortization Period.  During the
               ------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account, direct the Trustee in writing to allocate to the Certificateholders or the Holder of the Exchangeable Seller Certificate and pay or deposit from the applicable subaccount of the Collection Account the following amounts, calculated by the Servicer, as set forth below:

          (i) Allocate to the Series 1996-1 Finance Charge Subaccount an amount equal to the Invested Percentage of Finance Charge Collections processed on such Business Day as reflected in the Daily Report with respect to such Business Day.

         (ii) Allocate to the Class ABC Finance Charge Subaccount from the Series 1996-1 Finance Charge Subaccount an amount equal to the Class ABC Invested Percentage of the aggregate amount transferred to the Series 1996-1 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to Section 4.2A(g)).

          (iii) Allocate to the Class D Finance Charge Subaccount from the Series 1996-1 Finance Charge Subaccount the Class D

     Invested Percentage of the aggregate amount transferred to the Series 1996-1 Finance Charge Subaccount on such Business Day (including amounts transferred thereto on any Transfer Date pursuant to subsection 4.2A(g)).

         (iv) Allocate to the Series 1996-1 Principal Collections Subaccount an amount equal to the Invested Percentage of Principal Collections processed on such Business Day as reflected in the Daily Report with respect to such Business Day;

          (v) Allocate to the Class ABC Principal Collections Subaccount from the Series 1996-1 Principal Collections Subaccount an amount equal to the Class ABC Invested Percentage of the amount transferred to the Series 1996-1 Principal Collections Subaccount on such Business Day; provided, however, that after the date on which the Class ABC Adjusted Invested Amount minus the amount on deposit in the Class ABC Principal Collections Subaccount has been reduced to zero, the amount determined in accordance with this subparagraph (v) shall be paid as provided in subsection 4.4(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4(c)(v) there would be a Class ABC Principal Shortfall, then the Class ABC Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class ABC Principal Collections Subaccount to the extent of such shortfall.

         (vi) Allocate to the Class D-1 Principal Collections Subaccount from the Series 1996-1 Principal Collections Subaccount an amount equal to the Class D-1 Invested Percentage of the amount transferred to the Series 1996-1 Principal Collections Subaccount on such Business Day; provided, however, that after the date on which the Class D-1 Adjusted Invested Amount minus the amount on deposit in the Class D-1 Principal Collections Subaccount has been reduced to zero, the amount determined in accordance with this subparagraph (v) shall be paid as provided in subsection 4.4(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4(c)(vi) there would be a Class D-1 Principal Shortfall, then the Class D-1 Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class D-1 Principal Collections Subaccount to the extent of such shortfall.

        (vii) Allocate to the Class D-2 Principal Collections Subaccount from the Series 1996-1 Principal Collections Subaccount an amount equal to the Class D-2 Invested Percentage of the amount transferred to the Series 1996-1 Principal Collections Subaccount on such Business Day (the "Class D-2 Principal Allocation"); provided, however, that after the date on which the Class D-2 Adjusted Invested

     Amount minus the amount on deposit in the Class D-2 Principal Collections Subaccount has been reduced to zero, the amount determined in accordance with this subparagraph (vii) shall be paid as provided in subsection 4.4(b)(vii); and provided, further, however, that if on any Business Day after giving effect to the allocation set forth in this subsection 4.4(c)(vii) there would be a Class D-2 Principal Shortfall, then the Class D-2 Invested Percentage of Shared Principal Collections from other Series, if any, will be deposited in the Class D-2 Principal Collections Subaccount to the extent of such shortfall.

          (d) Notwithstanding anything herein or in the Agreement to the contrary, whether or not the Servicer is required to make monthly or daily deposits pursuant to subsections 4.4(a), (b) and (c), provided that (x) Saks is the Servicer and the long-term unsecured debt securities of the Servicer shall be rated investment grade by both Moody's and Standard & Poor's and (y) the Rating Agency Condition shall have been satisfied with respect to the institution of the provisions of this paragraph, then with respect to any Monthly Period, (i) the Servicer shall only be required to deposit Collections from the Collection Account into the Series 1996-1 Finance Charge Subaccount or the Series 1996-1 Principal Collections Subaccount in an amount equal to the lesser of (A) the amount required to be deposited in such sub-subaccount pursuant to Section 4.4 and (B) the amount required to be distributed to the Series 1996-1 Certificateholders from such sub-subaccount on the following Distribution Date and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i), the Servicer will be permitted to withdraw the excess from the Collection Account. To the extent that, in accordance with this subsection the Servicer has retained amounts which would otherwise be required to be deposited in the Series 1996-1 Finance Charge Subaccount or the Series 1996-1 Principal Collections Subaccount with respect to any Monthly Period, the Servicer shall be required to deposit such amounts in the Series 1996-1 Finance Charge Subaccount and the Series 1996-1 Principal Collections Subaccount on the related Transfer Date to the extent necessary to make all required distributions on the related Distribution Date.

          (e) Notwithstanding anything herein to the contrary, on each Determination Date, the amounts in the Series 1996-1 Principal Collections Subaccount, the Series 1996-1 Finance Charge Subaccount and each subaccount thereof shall be adjusted by the Servicer as shall be necessary to reflect the true-up adjustments pursuant to Section 1.3(b) and 4.3(i) of the Agreement.

          Section 4.5  Determination of Certificate Interest.  (a) The amount of
                       -------------------------------------
monthly interest distributable to the Class A Certificateholders on any Distribution Date (the "Class A Certificate Interest") shall be an amount, determined by the

Servicer, equal to (i) with respect to the first Distribution Date following the Closing Date, the product of (A) the Class A Certificate Rate in effect for the first Accrual Period times the number of days in the first Accrual Period divided by 360 and (B) the Class A Initial Invested Amount and (ii) with respect to each Distribution Date thereafter, the sum of (A) the product of (x) the Class A Certificate Rate in effect for the Accrual Period ending on such Distribution Date times the number of days in such Accrual Period divided by 360 and (y) the Class A Unpaid Invested Amount on the preceding Distribution Date (after giving effect to all distributions occurring on such date) and (B) the product of (x) the actual number of days in the related Accrual Period divided by 360 times (y) the Class A Certificate Interest (or portion thereof) accrued on any prior Distribution Date and remaining unpaid and (B) the Class A Certificate Rate in effect during the related Accrual Period plus 2%.

          (b) The amount of monthly interest distributable to the Class B Certificateholders on any Distribution Date (the "Class B Certificate Interest") shall be an amount, determined by the Servicer, equal to (i) with respect to the first Distribution Date following the Closing Date, the product of (A) the Class B Certificate Rate in effect with respect to the first Accrual Period times the number of days in the first Accrual Period divided by 360 and (B) the Class B Initial Invested Amount and (ii) with respect to each Distribution Date thereafter, the sum of (A) the product of (x) the Class B Certificate Rate in effect during the Accrual Period ending on such Distribution Date times the number of days in such Accrual Period divided by 360 and (y) the Class B Unpaid Invested Amount on the preceding Distribution Date (after giving effect to all distributions occurring on such date) and (B) the product of (x) the actual number of days in the related Accrual Period divided by 360 times (y) the Class B Certificate Interest (or portion thereof) accrued on any prior Distribution Date and remaining unpaid and (B) the Class B Certificate Rate in effect during the related Accrual Period plus 2%.

          (c) The amount of monthly interest distributable to the Class C Certificateholders on any Distribution Date (the "Class C Certificate Interest") shall be an amount, determined by the Servicer, equal to (i) with respect to the first Distribution Date following the Closing Date, the product of (A) the Class C Certificate Rate times the number of days in the first Accrual Period divided by 360 and (B) the Class C Initial Invested Amount and (ii) with respect to each Distribution Date thereafter, the sum of (A) the product of (x) the Class C Certificate Rate with respect to the Accrual Period ending on such Distribution Date times the number of days elapsed in such Accrual Period divided by 360 and
(y) the Class C Invested Amount plus the Class C Companion Account Amount determined on the preceding Distribution Date (after giving effect to all distributions occurring on such date) and (B) the product of (x) any Class C Certificate Interest (or portion thereof) accrued on any prior Distribution Date and remaining unpaid and (y) the Class C Certificate Rate in effect for such prior Accrual Period plus 2% times the number of days elapsed in the current Accrual Period divided by 360.

          (d) The amount of monthly interest distributable to the Class D-1 Certificateholders on any Distribution Date (the "Class D-1 Certificate Interest") shall be an amount, determined by the Servicer, equal to (i) with respect to the first Distribution Date following the Closing Date, the product of (A) the Class D-1 Certificate Rate in effect for the first Accrual Period times the number of days in the first Accrual Period divided by 360 and (B) the Class D-1 Initial Invested Amount and (ii) with respect to each Distribution Date thereafter, the sum of (A) the product of (x) the Class D-1 Certificate Rate with respect to the Accrual Period ending on such Distribution Date times the number of days elapsed in such Accrual Period divided by 360 and (y) the Class D-1 Invested Amount plus the Class D-1 Companion Account Amount determined on the preceding Distribution Date (after giving effect to all distributions occurring on such date) and (B) the product of (x) any Class D-1 Certificate Interest (or portion thereof) accrued on any prior Distribution Date and remaining unpaid and (y) the Class D-1 Certificate Rate in effect for such prior Accrual Period plus 2% times the number of days elapsed in the current Accrual Period divided by 360.

          Section 4.6  Determination of Class ABC Deficiency Amount.  (a)  On
                       --------------------------------------------
each Determination Date, the Servicer shall determine the amount (the "Class ABC Deficiency Amount"), if any, by which the sum of (i) the Class A Certificate Interest, Class B Certificate Interest and Class C Certificate Interest for the following Transfer Date, plus (ii) to the extent that Saks or an affiliate of Saks is not the Servicer, the Class ABC Invested Percentage of the Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus (iii) the Class ABC Invested Percentage of the Investor Default Amount, if any, for the preceding Monthly Period exceeds the aggregate of (A) amounts allocated to the Class ABC Finance Charge Subaccount in respect of the preceding Monthly Period (as such amount shall be increased or decreased pursuant to subsection 4.3(i) of the Agreement and subsection 4.4(e) hereof), (B) the Class ABC Invested Percentage of the Invested Percentage of the amount allocated to the Finance Charge Account with respect to Ineligible Receivables reassigned pursuant to subsection 2.4(d) of the Agreement and (C) any amounts allocable to the Class A Certificates, Class B Certificates or Class C Certificates in respect of Shared Finance Charge Collections in respect of the preceding Monthly Period (such sum, the "Monthly Period Class ABC Finance Charge Subaccount Allocation").

          (b) If on any Determination Date the Class ABC Deficiency Amount exceeds zero:

          (i) first, on the Transfer Date following such Determination Date the Servicer shall, or shall direct the

     Trustee in writing to, withdraw an amount equal to the lesser of (A) the amount on deposit in the Class ABC Spread Account and (B) the Class ABC Deficiency Amount from the Class ABC Spread Account and deposit such amount in the Class ABC Finance Charge Subaccount to reduce the Class ABC Deficiency Amount;

         (ii) second, if the Class ABC Deficiency Amount would be greater than zero after giving effect to clause (i), on the Transfer Date following such Determination Date, the Servicer shall, or shall direct the Trustee in writing to, withdraw a portion of the Collections allocated to the Class ABC Principal Collections Subaccount pursuant to Section 4.4(b)(v) or 4.4(c)(v), up to the least of (A) the Class C Invested Percentage of such Collections, (B) the Class ABC Invested Percentage of the Investor Default Amount and (C) the remaining Class ABC Deficiency Amount, from the Class ABC Principal Collections Subaccount and deposit such amount in the Class ABC Finance Charge Subaccount to reduce the remaining Class ABC Deficiency Amount (the amount so deposited the "Class C Reallocated Amounts"); the Servicer shall, or shall cause the Trustee to, reduce the Class C Invested Amount by the amount of the Class C Reallocated Amounts;

        (iii) third, if the Class ABC Deficiency Amount would be greater than zero after giving effect to clause (ii), the Servicer shall, or shall cause the Trustee to, reduce the Class C Invested Amount on the Transfer Date following such Determination Date by the least of (A) the Class ABC Invested Percentage of the Investor Default Amount minus the Class C Reallocated Amounts for such Transfer Date, (B) the Class C Invested Amount (as reduced by any Class C Reallocated Amounts) and (C) the remaining Class ABC Deficiency Amount (together with any Class C Reallocated Amounts, a "Class C Investor Charge Off");

         (iv) fourth, in the event that the Class ABC Deficiency Amount would be greater than zero after giving effect to clause (iii), on the Transfer Date following such Determination Date, the Servicer shall, or shall direct the Trustee in writing to, withdraw a portion of the Collections allocated to the Class ABC Principal Collections Subaccount pursuant to subsection 4.4(b)(v) or 4.4(c)(v), up to the least of (A) the Class B Invested Percentage of such Collections, (B) the Class ABC Invested Percentage of the Investor Default Amount minus the Class C Investor Charge Offs for such Transfer Date and (C) the remaining Class ABC Deficiency Amount, and deposit such amount in the Class ABC Finance Charge Subaccount to reduce the remaining Class ABC Deficiency Amount (the amount so deposited the "Class B Reallocated Amounts"); the Servicer shall, or shall direct the Trustee in writing to, reduce the Class B Invested Amount by the amount of the Class B Reallocated Amounts;

          (v) fifth, if the Class ABC Deficiency Amount would be greater than zero after giving effect to clause (iv), on the Transfer Date following such Determination Date, the Servicer shall, or shall direct the Trustee in writing to, reduce the Class B Invested Amount on such date by an amount equal to the least of (A) the Class ABC Invested Percentage of the Investor Default Amount minus the sum of the Class C Investor Charge Offs and the Class B Reallocated Amounts, (B) the Class B Invested Amount (as reduced by any Class B Reallocated Amounts) and (C) the remaining Class ABC Deficiency Amount (together with any Class B Reallocated Amounts, a "Class B Investor Charge Off");

         (vi) sixth, if the Class ABC Deficiency Amount would be greater than zero after giving effect to clause (v), on the Transfer Date following such Determination Date, the Servicer shall, or shall direct the Trustee in writing to, reduce the Class A Invested Amount by an amount equal to the lesser of (A) the Class ABC Invested Percentage of the Investor Default Amount minus the sum of the Class C Investor Charge Offs and the Class B Investor Charge Offs and (B) the remaining Class ABC Deficiency Amount (a "Class A Investor Charge Off").

          Section 4.7  Determination of Class D Deficiency Amount.  (a)  On each
                       ------------------------------------------
Determination Date, the Servicer shall determine the amount (the "Class D Deficiency Amount"), if any, by which the sum of (i) the Class D-1 Certificate Interest, plus (ii) to the extent Saks or an affiliate of Saks is not the Servicer, the Class D Invested Percentage of the Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus (iii) the Class D Invested Percentage of the Investor Default Amount, if any, for the preceding Monthly Period exceeds the aggregate of (A) amounts allocated to the Class D Finance Charge Subaccount in respect of the preceding Monthly Period (as such amount shall be increased or decreased pursuant to subsection 4.3(i) of the Agreement and subsection 4.4(e) hereof), (B) the Class D Invested Percentage of the Invested Percentage of any amounts deposited or to be deposited in the Finance Charge Account for the prior Monthly Period, with respect to Ineligible Receivables reassigned pursuant to subsection 2.4(d) of the Agreement and (C) any amounts allocable to the Class D Certificates in respect of Shared Finance Charge Collections in respect of the preceding Monthly Period (such sum, the "Monthly Period Class D Finance Charge Subaccount Allocation").

          (b) If on any Determination Date the Class D Deficiency Amount exceeds zero, after giving effect to the provisions of Section 4.15, the following applications shall be made:

          (i) first, on the Transfer Date following such Determination Date, the Servicer shall, or shall direct the Trustee in writing to, withdraw an amount equal to the lesser of (A) the amount on deposit in the Class D Spread Account and (B) the Class D Deficiency Amount from the Class D Spread Account and deposit such amount in the Class D Finance Charge Subaccount to reduce the Class D Deficiency Amount;

         (ii) second, if the Class D Deficiency Amount would be greater than zero after giving effect to clause (i), on the Transfer Date following such Determination Date, the Servicer shall, or shall direct the Trustee in writing to, withdraw a portion of the Collections allocated to the Class D-2 Principal Collections Subaccount pursuant to Section 4.4(c)(vii) (after giving effect to any reallocation thereof pursuant to Section 4.15), up to the lesser of (A) the Class D Invested Percentage of the Investor Default Amount and (B) the remaining Class D Deficiency Amount, and deposit such amount in the Class D Finance Charge Subaccount to reduce the remaining Class D Deficiency Amount (the amount so deposited the "Class D-2 Reallocated Amounts"); the Servicer shall, or shall cause the Trustee to, reduce the Class D-2 Invested Amount by the amount of the Class D-2 Reallocated Amounts.

        (iii) third, if the Class D Deficiency Amount would be greater than zero after giving effect to clause (ii), the Servicer shall, or shall direct the Trustee in writing to, reduce the Class D-2 Invested Amount on the Transfer Date following such Determination Date by the least of (A) the Class D Invested Percentage of the Investor Default Amount minus the Class D-2 Reallocated Amounts for such Transfer Date, (B) the Class D-2 Invested Amount (as reduced by any Class D-2 Reallocated Amounts and any Class D-2 Dilution Reductions pursuant to Section 4.15) and (C) the remaining Class D Deficiency Amount (together with any the amount of any Class D-2 Reallocated Amounts, a "Class D-2 Investor Charge Off");

         (iv) fourth, if the Class D Deficiency Amount would be greater than zero after giving effect to clause (iii), on the Transfer Date following such Determination Date, Servicer shall, or shall direct the Trustee in writing to, reduce the Class D-1 Invested Amount by an amount equal to the lesser of (A) the Class D Invested Percentage of the Investor Default Amount minus the Class D-2 Charge Offs for such Transfer Date and (B) the remaining Class D Deficiency Amount (a "Class D-1 Investor Charge Off").

          Section 4.8  Monthly Payments From Class ABC Finance Charge
                       ----------------------------------------------
Subaccount.  On each Determination Date, the Servicer, pursuant to a Monthly
- ----------
Payment Instructions and Notification substantially in the form of Exhibit E to this Supplement, shall instruct the Trustee to withdraw, and on the succeeding Transfer Date the Trustee acting in accordance with such instructions shall withdraw, or cause the withdrawal of, the following amounts, up to the Monthly Period Class ABC Finance Charge Subaccount Allocation, from the Class ABC Finance Charge Subaccount and apply them as follows and in the following order of priority:

          (a)  Class A Certificate Interest.  To the Class ABC Distribution
               ----------------------------
     Account an amount equal to the Class A Certificate Interest with respect to the following Distribution Date.

          (b)  Class B Certificate Interest.  To the Class ABC Distribution
               ----------------------------
     Account an amount equal to the Class B Certificate Interest with respect to the following Distribution Date.

          (c)  Class C Certificate Interest.  To the Class ABC Distribution
               ----------------------------
     Account an amount equal to the Class C Certificate Interest with respect to the following Distribution Date.

          (d)  Servicing Fee to Nonaffiliates.  In the event that the Servicer
               ------------------------------
     is not Saks or an affiliate of Saks, to the Servicer, an amount equal to the Class ABC Invested Percentage of the Monthly Servicing Fee accrued in respect of the preceding Monthly Period (the "Class ABC Monthly Servicing Fee") plus all accrued and unpaid Class ABC Monthly Servicing Fees in respect of previous Monthly Periods.

          (e)  Defaults.  To the Class ABC Principal Collections Subaccount, an
               --------
     amount equal to the Class ABC Invested Percentage of the Investor Default Amount.

          (f)  Reimbursement of Class A, B and C Investor Charge Offs.  To the
               ------------------------------------------------------
     Class ABC Principal Collections Subaccount, an amount equal to the aggregate amount of Class A Investor Charge Offs, Class B Investor Charge Offs and Class C Investor Charge Offs which have not theretofore been reimbursed. Reimbursements under this subsection 4.8(f) shall be applied, first, to reimburse Class A Investor Charge Offs, second, to reimburse
     -----                                             ------
     Class B Investor Charge Offs, and third, to reimburse Class C Investor
                                       -----
     Charge Offs. On the date of any such reimbursement, the Class A Invested Amount, Class B Invested Amount or Class C Invested Amount, as the case may be, shall be increased by the amount of such reimbursement.

          (g)  Reserve Account.  To the Reserve Account, an amount equal to the
               ---------------
     excess, if any, of the Required Reserve Account Amount over the amount on deposit in the Reserve Account (before giving effect to such deposit and after giving effect to any Reserve Account Draw on such date).

          (h)  Interest on Class C Charge Offs. If prior to giving effect to
               -------------------------------
     clause (f) there were any unreimbursed Class C Investor Charge Offs, to the Class ABC Distribution Account, interest on such Class C Investor Charge Offs ("Class C Monthly Charge Off Interest") in an amount equal to the sum of (A) the amount of such unreimbursed Class C Investor Charge Offs times the Class C Certificate Rate in effect for the current Accrual Period times the number of days in the current Accrual Period divided by 360 and (B) the amount of any Class C Monthly Charge Off Interest due and unpaid with respect to any prior Accrual Period times the Class C Certificate Rate in effect during the Accrual Period in which such Class C Monthly Charge Off Interest became due plus 2% times the number of days in the current Accrual Period divided by 360.

          (i)  Class ABC Spread Account.  To the Class ABC Spread Account, the
               ------------------------
     excess, if any, of the Required Class ABC Spread Account Amount over the amount on deposit in the Class ABC Spread Account before giving effect to such deposit.

          (j)  Reimbursement of Class D Investor Charge Offs and Dilution
               ----------------------------------------------------------
     Reductions.  First, to the Class D-1 Principal Collections Subaccount, an
     ----------
     amount equal to the aggregate amount of unreimbursed Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions to reimburse such Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions, second, to the Class D Finance Charge Subaccount to pay accrued and unpaid Class D-1 Monthly Charge Off Interest and, third, to the Class D-2 Principal Collections Subaccount to reimburse unreimbursed Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions. The Class D-1 Invested Amount or Class D-2 Invested Amount, as the case may be, shall be increased by the amount of any reimbursement of Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions and Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions.

          (k)  Class D Spread Account.  To the Class D Spread Account an amount
               ----------------------
     equal to the excess, if any, of the Required Class D Spread Account Amount over the amount on deposit in the Class D Spread Account before giving effect to such deposit (but after giving effect to Sections 4.7 and 4.9).

          (l)  Funding Costs.  To the payment of Funding Costs owing to, first,
               -------------
     any Class C Certificateholders and, second, any Class D-1
     Certificateholders.

          (m)  Servicing Fee to Saks or Affiliates.  In the event that the
               -----------------------------------
     Servicer is Saks or an affiliate of Saks, to the Servicer, an amount equal to the Class ABC Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid amounts in respect of the Class ABC Monthly Servicing Fees in respect of previous Monthly Periods.

          (n)  Shared Finance Charge Collections.  To be treated as Shared
               ---------------------------------
     Finance Charge Collections allocable to other Series of Investor Certificates.

          (o)  Payment to Seller.  On each Transfer Date, the Trustee, acting in
               -----------------
     accordance with written instructions from the Servicer, shall withdraw from the Finance Charge Subaccount and pay to the Holder of the Exchangeable Seller Certificate an amount up to the Monthly Period Class ABC Finance Charge Subaccount Allocation less any amounts withdrawn from the Finance Charge Subaccount pursuant to (a) through (n).

          Section 4.9  Monthly Payments From Class D Finance Charge Subaccount.
                       -------------------------------------------------------
On each Determination Date, the Servicer, pursuant to a Monthly Payment Instructions and Notification substantially in the form of Exhibit E to this Supplement, shall instruct the Trustee to withdraw, and on the succeeding Transfer Date the Trustee acting in accordance with such instructions shall withdraw, or cause the withdrawal of, the following amounts, up to the Monthly Period Class D Finance Charge Subaccount Allocation, from the Class D Finance Charge Subaccount and apply them as follows and in the following order of priority:

          (a)  Class D-1 Certificate Interest.  To the Class D Distribution
               ------------------------------
     Account an amount equal to the Class D-1 Certificate Interest with respect to the following Distribution Date.

          (b)  Servicing Fee to Nonaffiliates.  In the event that the Servicer
               ------------------------------
     is not Saks or an affiliate of Saks, to the Servicer, an amount equal to the Class D Invested Percentage of the Monthly Servicing Fee accrued in respect of the preceding Monthly Period (the "Class D Monthly Servicing Fee") plus all accrued and unpaid Class D Monthly Servicing Fees in respect of previous Monthly Periods.

          (c)  Defaults.  To the Class D-1 Principal Collections Subaccount, an
               --------
     amount equal to the Class D-1 Invested Percentage of the Default Amount and to the Class D-2 Principal Collections Subaccount, an amount equal to the Class D-2 Invested Percentage of the Default Amount.

          (d)  Reimbursement of D Charge Offs and Dilution Reductions.  To the
               ------------------------------------------------------
     Class D-1 or D-2 Principal Collections Subaccount, as the case may be, an amount equal to the aggregate amount of Class D-1 Investor Charge Offs, Class D-1 Dilution Reductions, Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions. Reimbursements under this subsection 4.9(d) shall be applied first to reimburse Class D-1 Investor
             -----

     Charge Offs and Class D-1 Dilution Reductions and second, to reimburse
                                                       ------
     Class D-2 Investor Charge Offs and Class D-2 Dilution Reductions. On the date of any such reimbursement, the Class D-1 Invested Amount or Class D-2 Invested Amount, as the case may be, shall be increased by the amount of such reimbursement.

          (e)  Interest on Class D-1 Charge Offs and Dilution Reductions. If
               ---------------------------------------------------------
     prior to giving effect to clause (d) there were any unreimbursed Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions, to the Class D-1 Distribution Account, interest on such Class D-1 Investor Charge Offs and Class D-1 Dilution Reductions ("Class D-1 Monthly Charge Off Interest") in an amount equal to the sum of (A) the amount of such unreimbursed Class D-1 Investor Charge-Offs and Class D-1 Dilution Reductions times the Class D-1 Certificate Rate in effect for the current Accrual Period times the number of days in the current Accrual Period divided by 360 and (B) the amount of any Class D-1 Monthly Charge Off Interest due and unpaid with respect to any prior Accrual Period times the Class D-1 Certificate Rate in effect during the Accrual Period in which such Class D-1 Monthly Charge Off Interest became due plus 2% times the number of days in the current Accrual Period divided by 360.

          (f)  Class D Spread Account.  To the Class D Spread Account, the
               ----------------------
     excess, if any, of the Required Class D Spread Account Amount over the amount on deposit in the Class D Spread Account before giving effect to such deposit.

          (g)  Reimbursement of Class A, B and C Investor Charge Offs.  To the
               ------------------------------------------------------
     Class ABC Principal Collections Subaccount, an amount equal to the aggregate amount of unreimbursed Class A Investor Charge Offs, Class B Investor Charge Offs and Class C Investor Charge Offs and to the Class ABC Finance Charge Subaccount the amount of accrued and unpaid Class C Monthly Charge Off Interest. Amounts available under this subsection 4.9(g) shall be applied first to reimburse Class A Investor Charge Offs, second, to
                -----                                            ------
     reimburse Class B Investor Charge Offs, third, to reimburse Class C
                                             -----
     Investor Charge Offs, and fourth, to the payment of accrued and unpaid
                               ------
     Class C Monthly Charge Off Interest. On the date of any reimbursement, the Class A Invested Amount, Class B Invested Amount or Class C Invested Amount, as the case may be, shall be increased by the amount of such reimbursement.

          (h)  Class ABC Spread Account.  To the Class ABC Spread Account an
               ------------------------
     amount equal to the excess, if any, of the Required Class ABC Spread Account Amount over the amount on deposit in the Class ABC Spread Account before giving effect to such deposit (but after giving effect to Section 4.8).

          (i)  Funding Costs.  To the payment of Funding Costs owing to, first,
               -------------
     any Class D-1 Certificateholders and, second, any Class C
     Certificateholders.

          (j)  Servicing Fee to Saks or Affiliates.  In the event that the
               -----------------------------------
     Servicer is Saks or an affiliate of Saks, to the Servicer, an amount equal to the Class D Monthly Servicing Fee plus all accrued and unpaid amounts in respect of the Class D Monthly Servicing Fees in respect of previous Monthly Periods.

          (k)  Shared Finance Charge Collections.  To be treated as Shared
               ---------------------------------
     Finance Charge Collections allocable to other Series of Investor Certificates.

          (l)  Payment to Class D-2 Certificateholder.  On each Transfer Date,
               --------------------------------------
     the Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Class D Finance Charge Subaccount and pay to the Class D-2 Certificateholder an amount up to the Monthly Period Finance Charge Subaccount Allocation less any amounts withdrawn from the Finance Charge Subaccount pursuant to clauses (a) through (k).

          Section 4.10  Payment of Certificate Interest.  On each Distribution
                        -------------------------------
Date, the Paying Agent shall pay in accordance with Section 5.1: (i) to the Class A Certificateholders from the Class ABC Distribution Account the amount deposited into the Distribution Account pursuant to Section 4.8(a) on the related Transfer Date; (ii) to the Class B Certificateholders from the Class ABC Distribution Account the amount deposited into the Distribution Account pursuant to Section 4.8(b) on the related Transfer Date; (iii) to the Class C Certificateholders from the Class ABC Distribution Account the amount deposited into the Class ABC Distribution Account pursuant to Section 4.8(c) on the related Transfer Date; and (iv) to the Class D-1 Certificateholders from the Class D-1 Distribution Account the amount deposited into the Class D-1 Distribution Account pursuant to Section 4.9(a) on the related Transfer Date.

          Section 4.11  Payment of Certificate Principal of Class A
                        -------------------------------------------
Certificates, Class B Certificates and Class C Certificates.
- -----------------------------------------------------------

          (a) On the Determination Date following the commencement of the Accumulation Period, and on each Determination Date thereafter until the commencement of the Rapid Amortization Period, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, withdraw from the Class ABC Principal Collections Subaccount and deposit in the Class ABC Principal Funding Account (i) the amount deposited in the Class ABC Principal Collections Subaccount pursuant to subsection 4.4(b)(v) during the preceding Monthly Period and (ii) the amount to be deposited in the Class

ABC Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8(e) or (f) or 4.9(g);

          (b) On each Transfer Date after the end of the Revolving Period, the Servicer shall withdraw, or instruct the Trustee in writing to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Class ABC Principal Funding Account an amount equal to the lesser of (x) the Class ABC Invested Percentage of the Invested Percentage of the amount on deposit therein (exclusive of investment earnings) and (y) the Class ABC Principal Shortfall.

          (c) On the earlier to occur of (i) the Determination Date following the commencement of the Rapid Amortization Period and (ii) the Determination Date immediately preceding the Class A Expected Payment Date, the Servicer shall instruct the Trustee in writing to, and on the following Transfer Date the Trustee shall, withdraw from the Class ABC Principal Funding Account and deposit in the Class ABC Distribution Account the amount on deposit in the Class ABC Principal Funding Account.

          (d) On the earlier to occur of (i) the Determination Date following the commencement of the Rapid Amortization Period and (ii) the Determination Date preceding the Class A Expected Payment Date, and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, withdraw from the Class ABC Principal Collections Subaccount and deposit in the Class ABC Distribution Account (1) the amount deposited in the Class ABC Principal Collection Subaccount pursuant to subsections 4.4(b)(v) and 4.4(c)(v) during the preceding Monthly Period and (2) the amount to be deposited in the Class ABC Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8(e) or
(f) or 4.9(g).

          (e) On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence, and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee in writing to, and the Trustee shall, withdraw from the Class ABC Principal Collections Subaccount and deposit into the Class ABC Distribution Account, an amount which is no greater than the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount as of the end of the day on such Transfer Date (after giving effect to the application of Sections 4.8 and 4.9 on such Transfer Date); and (y) the Servicer shall, or shall instruct the Trustee in writing to, and the Trustee shall, withdraw from the Class ABC Principal Collections Subaccount and deposit into the Collection Account, for allocation as Principal Collections pursuant to Article IV of the Agreement, the amount, if any, remaining in the Class ABC Principal Collections Subaccount after giving effect to the withdrawals made pursuant to clause (x).

          (f) Unless the Rapid Amortization Period has commenced, on the Class A Expected Payment Date, subject to the following paragraph, the Paying Agent shall pay, in the following order of priority, in accordance with Section 5.1(a), to the Class A Certificateholders from the Class ABC Distribution Account the lesser of (a) the amount on deposit in the Class ABC Distribution Account on the related Transfer Date and (b) the Class A Invested Amount on such date. Unless the Rapid Amortization Period has commenced, on the Class B Expected Payment Date, the Paying Agent shall pay, in accordance with Section 5.1(b), to the Class B Certificateholders from the Class ABC Distribution Account the lesser of (a) the amount on deposit in the Class ABC Distribution Account on the related Transfer Date and (b) the Class B Invested Amount on such date. Unless the Rapid Amortization Period has commenced, on the Class C Expected Payment Date, the Paying Agent shall pay, in accordance with Section 5.1(c), to the Class C Certificateholders from the Class ABC Distribution Account the lesser of (a) the amount on deposit in the Class ABC Distribution Account on the related Transfer Date and (b) the Class C Invested Amount on such date.

          (g) In accordance with the subordination of the Class B Certificates to the Class A Certificates and the subordination of the Class C Certificates to the Class A and B Certificates, on each Distribution Date occurring after the commencement of the Rapid Amortization Period, the Paying Agent shall pay, in accordance with Section 5.1, (i) to the Class A Certificateholders from the Class ABC Distribution Account the lesser of (a) the amount on deposit in the Class ABC Distribution Account on the related Transfer Date and (b) the Class A Invested Amount on such date, (ii) to the Class B Certificateholders from the Class ABC Distribution Account the lesser of (r) the amount on deposit in the Class ABC Distribution Account on the related Transfer Date less any amounts withdrawn from the Distribution Account pursuant to clause (i) of this subsection 4.11(g) and (s) the Class B Invested Amount on such date and (iii) to the Class C Certificateholders from the Class ABC Distribution Account the lesser of (y) the amount on deposit in the Class ABC Distribution Account on the related Transfer Date less any amounts withdrawn from the Class ABC Distribution Account pursuant to clauses (i) and (ii) of this subsection 4.11(g) and (z) the Class C Invested Amount on such date.

          Section 4.12  Payment of Certificate Principal of Class D
                        -------------------------------------------
Certificates.
- ------------

          (a) On the Determination Date following the commencement of the Accumulation Period, and on each Determination Date thereafter until the commencement of the Rapid Amortization Period, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, withdraw from the Class D-1 Principal Collections Subaccount and deposit in the Class D-1 Distribution Account (i) the amount deposited in the Class D-1 Principal Collections Subaccount pursuant to subsection 4.4(b)(vi) during the preceding Monthly Period (and not reallocated pursuant to Section 4.15) and (ii) the amount to be deposited in the Class D-1 Principal Collections

Subaccount on such Transfer Date pursuant to subsection 4.8(j) or 4.9(c) or 4.9(d) (in each case after giving effect to any reallocation pursuant to Section 4.15).

          (b) On the Determination Date following the commencement of the Rapid Amortization Period, and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, (i) withdraw from the Class D-1 Principal Collections Subaccount and deposit in the Class D-1 Principal Funding Account (A) the amount deposited in the Class D-1 Principal Collections Subaccount pursuant to subsection 4.4(b)(vi) or 4.4(c)(vi) during the preceding Monthly Period (and not reallocated pursuant to Section 4.15) and (B) the amount to be deposited in the Class D-1 Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8(j) or 4.9(c) or 4.9(d) (in each case after giving effect to any reallocation pursuant to Section 4.15) and (ii) withdraw from the Class D-2 Principal Collections Subaccount and deposit in the Class D-2 Principal Funding Account (A) the amount deposited in the Class D-2 Principal Collections Subaccount pursuant to subsection 4.4(c)(vii) during the preceding Monthly Period (and not reallocated pursuant to Section 4.15) and (B) the amount to be deposited in the Class D-2 Principal Collections Subaccount on such Transfer Date pursuant to subsection 4.8 (j) or 4.9(c) or 4.9(d) (in each case after giving effect to any reallocation pursuant to Section 4.15).

          (c) On the Determination Date during the Rapid Amortization Period preceding the Transfer Date on which the funds available for transfer from the Class ABC Principal Collections Subaccount will be sufficient to reduce the Class B Invested Amount to zero, and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, (i) withdraw from the Class D-1 Principal Funding Account and deposit in the Class D-1 Distribution Account, the least of
(A) the amount on deposit in the Class D-1 Principal Funding Account, after giving effect to clause (b) above, (B) the excess of the Class D Invested Amount over the Required Class D Invested Amount and (C) the Class D-1 Invested Amount.

          (d) On the Determination Date during the Rapid Amortization Period preceding the Transfer Date on which the funds available for transfer from the Class D-1 Principal Subaccount will be sufficient to reduce the Class D-1 Invested Amount to zero, and on each Determination Date thereafter, the Servicer shall instruct the Trustee in writing to, and on the next succeeding Transfer Date the Trustee shall, (i) withdraw from the Class D-2 Principal Funding Account and deposit in the Class D-2 Distribution Account, the lesser of (A) the amount on deposit in the Class D-2 Principal Funding Account, after giving effect to clause (b) above and (B) the excess of the Class D-2 Invested Amount over the Required Class D Invested Amount.

          (e) On each Transfer Date after the end of the Revolving Period, the Servicer shall withdraw, or instruct the Trustee in writing to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit (i) an amount equal to the lesser of (x) the Class D-1 Invested Percentage of the Invested Percentage of the amount on deposit in the Excess Funding Account (exclusive of investment earnings) and (y) the Class D-1 Principal Shortfall to (A) during the Accumulation Period (or during the Rapid Amortization Period on and after to the date on which the Class B Invested Amount is reduced to zero), the Class D-1 Distribution Account, and (B) during the Rapid Amortization Period prior to the date on which the Class B Invested Amount is reduced to zero, the Class D-1 Principal Funding Account and (ii) during the Rapid Amortization Period only, an amount equal to the lesser of (x) the Class D-2 Invested Percentage of the Invested Percentage of the amount on deposit in the Excess Funding Account (exclusive of investment earnings) and (y) the Class D-2 Principal Shortfall to (A) first, the Class D Spread Account to the extent the amount in the Class D Spread Account is less than the Required Class D Spread Account Amount and, (B) second, the Class D-2 Distribution Account.

          (f) On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee in writing to, and the Trustee shall, (i) withdraw from the Class D-1 Principal Funding Account and deposit in the Class D-1 Distribution Account an amount which is no greater than the Class D-1 Invested Amount as of the end of the day on such Transfer Date, after giving effect to the applications of
Section 4.8, 4.9 and 4.15 on such Transfer Date) and (ii) withdraw from the Class D-2 Principal Funding Account and deposit in the Class D-2 Distribution Account an amount which is no greater than the Class D-2 Invested Amount as of the end of the day on the preceding Record Date; and (y) the Servicer shall, or shall instruct the Trustee in writing to, and the Trustee shall, withdraw from the Class D-1 Principal Funding Account and the Class D-2 Principal Funding Account and deposit into the Collection Account, for allocation as Principal Collections pursuant to Article IV, the amount, if any, remaining in such Principal Funding Accounts after giving effect to the withdrawals made pursuant to clause (x).

          (g) On each Distribution Date during the Accumulation Period, the Paying Agent shall pay in accordance with Section 5.1 to the Class D-1 Certificateholders from the Class D-1 Distribution Account the amount on deposit in the Class D-1 Distribution Account on the related Transfer Date.

          Section 4.13  Applications of Spread Account Funds; Release of Funds
                        ------------------------------------------------------
From Spread Accounts. (a)  On the Closing Date, the Seller shall deposit in the
- --------------------
Class ABC Spread Account the Required Class ABC Spread Account Amount. On the Existing Trust Termination Date, the Seller shall, (i) first, deposit into the Class ABC Spread Account the lesser of (A) the excess of the Required Class ABC Spread Account Amount over the amount on deposit in the Class ABC Spread Account and (B) the amount received by the Seller pursuant to Section 7.4(b) of the Transition Supplement and (ii) second, deposit into the Class D Spread Account the remainder of the amount received by the Seller pursuant to Section 7.4(b) of the Transition Supplement.

          (b) On the date during the Accumulation Period or the Rapid Amortization Period on which the Class C Invested Amount has been reduced to zero and all Class C Certificate Interest and all Class C Monthly Charge Off Interest shall have been paid in full, the amount on deposit in the Class ABC Spread Account shall be deposited in the Class D Spread Account.

          (c) On the date during the Accumulation Period or the Rapid Amortization Period on which the Class D-1 Invested Amount has been reduced to zero and all Class D-1 Certificate Interest and all Class D-1 Monthly Charge Off Interest shall have been paid in full, the amount on deposit in the Class D Spread Account shall be deposited in the Class ABC Spread Account.

          (d) On the Series Termination Date the amount on deposit in the Class ABC Spread Account shall be deposited in the Class ABC Finance Charge Subaccount and applied in accordance with Section 4.8 and the amount on deposit in the Class D Spread Account shall be deposited in the Class D Finance Charge Subaccount and applied in accordance with Section 4.9.

          (e)  In the event the Trustee shall sell the Receivables pursuant to
Section 9.2 of the Agreement, the amount on deposit in the Class ABC Spread Account shall be deposited in the Class ABC Finance Charge Subaccount and applied in accordance with Section 4.8 and the amount on deposit in the Class D Spread Account shall be deposited in the Class D Finance Charge Subaccount and applied in accordance with Section 4.9.

          Section 4.14  Applications of Reserve Account Funds. (a)  On each
                        -------------------------------------
Determination Date in respect of each Monthly Period during the Accumulation Period, the Servicer shall withdraw, or instruct the Trustee in writing to withdraw, and on the following Transfer Date the Trustee shall withdraw, from the Reserve Account an amount (the "Reserve Draw Amount") equal to the lesser of the Class ABC Principal Funding Investment Shortfall and the amount on deposit in the Reserve Account. The Reserve Draw Amount shall be deposited in the Class ABC Finance Charge Subaccount.

          (b) If on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account, the amount on deposit in the Reserve Account would exceed the Required Reserve Account Amount (the "Reserve Account Surplus"), the Servicer shall withdraw, or instruct the Trustee in writing to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Reserve Account, the Reserve Account Surplus and distribute such amount to the Holder of the Exchangeable Seller Certificate.

          (c) Upon the earliest to occur of the Class B Expected Payment Date or a Pay Out Event, the Servicer shall withdraw, or instruct the Trustee in writing to withdraw, and on such Distribution Date the Trustee shall withdraw, after the prior payment of all amounts payable from the Reserve Account as provided in this Section 4.14, all amounts then on deposit in the Reserve Account and transfer such amounts to the Class ABC Finance Charge Subaccount, and the Reserve Account shall terminate.

          Section 4.15  Allocation of Shortfall Share.  To the extent that at
                        -----------------------------
any time a Shortfall Share has been allocated to Series 1996-1, the Servicer shall calculate and direct the Trustee in writing to make the following applications: (i) first, the lesser of (A) the Class ABCD-1 Invested Percentage
                  -----
of such Shortfall Share and (B) the sum of the amount on deposit in the Class D-2 Principal Funding Account and the Collections allocated to the Class D-2 Principal Collections Subaccount pursuant to Section 4.4(c)(vii) shall be withdrawn from the Class D-2 Principal Funding Account and the Class D-2 Principal Collections Subaccount, the Class D-2 Invested Amount shall be reduced by the amount of such withdrawal and the amount of such withdrawal shall be deposited in the Class ABC Principal Collections Subaccount and the Class D-1 Principal Collections Subaccount in accordance with the Class ABC Invested Percentage and the Class D-1 Invested Percentage, respectively, of the amount of such withdrawal, (ii) second, the Class D-2 Invested Amount shall be reduced by
                      ------
the excess of (A) the Shortfall Share over (B) the amounts applied pursuant to clause (i) but not below zero, (iii) third, an amount equal to the lesser of (A)
                                     -----
the excess of (1) the Class ABCD-1 Invested Percentage of the Shortfall Share over (2) the withdrawals and reductions set forth in clauses (i) and (ii) and
(B) the amount on deposit in the Class D Spread Account shall be withdrawn from the Class D Spread Account and deposited into the Class ABC Principal Collections Subaccount and the Class D-1 Principal Collections Subaccount in accordance with the Class ABC Invested Percentage and the Class D-1 Invested Percentage, respectively, of the amount of such withdrawal, (iv) fourth, an
                                                                 ------
amount equal to the lesser of (A) the excess of the Class ABC Percentage of the Shortfall Share over the withdrawals and reductions pursuant to clauses (i) through (iii) and (B) the sum of the amount on deposit in the Class D-1 Principal Funding Account and the amount allocated to the Class D-1 Principal Collections Subaccount pursuant to Section 4.4(b)(vi) or 4.4(c)(vi) shall be withdrawn from the Class D-1 Principal

Funding Account and the Class D-1 Principal Collections Subaccount on such day, the Class D-1 Invested Amount shall be reduced by the amount of such withdrawal and the amount of such withdrawal shall be deposited in the Class ABC Principal Collections Subaccount and (v) fifth, the Class D-1 Invested Amount shall be
                               -----
reduced by the excess of the Shortfall Share over the withdrawals and reductions pursuant to clauses (i) through (iv) but not below zero. Any reduction in the Shortfall Share received as a result of payments by the Seller or Servicer pursuant to the Agreement shall be applied to reimburse the Class D-1 Invested Amount, the Class D Spread Account and the Class D-2 Invested Amount in the reverse of the order set forth above.

          Section 4.16  Accumulation Period Length.   (a) The Accumulation
                        --------------------------
Period is scheduled to commence on the first day of the July 1998 Monthly Period; provided, however, that, subject to the satisfaction of the conditions set forth in subsection (b), the date on which the Accumulation Period commences may, at the election of the Servicer, be delayed to the first day of the Monthly Period that is a number of whole Monthly Periods prior to the Class A Expected Payment Date at least equal to the Accumulation Period Length, as determined in accordance with the following sentence. On each Determination Date commencing on the Determination Date preceding the June 1998 Distribution Date until the Accumulation Period commences, the Servicer will determine the "Accumulation Period Length", which will equal the number of whole Monthly Periods such that the sum of the Accumulation Period Factors for each whole month following such Determination Date will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length shall not be less than three months. The Servicer shall provide written notice to the Trustee of any postponement of the Accumulation Period pursuant to this Section 4.16.

          (b) Any designation by the Servicer of a shorter Accumulation Period pursuant to clause (a) will be effective when the Seller has delivered to the Trustee an Officer's Certificate to the effect that, based upon the facts known to such officer at such time, such designation will not cause a Rapid Amortization Event.

          Section 4.17  Determination of LIBOR.  On or prior to each LIBOR
                        ----------------------
Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period equal to the relevant Accrual Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period. The Trustee shall request the principal London offices of the

Reference Banks to provide a quotation of their rates. If at least two such quotations are received, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two such quotations are received, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period.

          Section 4.18  Deposits and Withdrawals from the Companion Account.
                        ---------------------------------------------------
(a) On each Business Day on which the Invested Amount of the Transition Certificate is increased pursuant to the terms of the Transition Supplement, the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Companion Account and pay to the Trustee of the Existing Trust the lesser of (i) the amount on deposit in the Companion Account and (ii) the amount of such increase.

          (b) On each Business Day on which the Invested Amount of the Transition Certificate is decreased through a payment to the holder thereof, the amount of such payment shall be applied, first, to reduce the Invested Amount of
the Series 1996-2 Certificates.   Any excess of the amount of such payment over
the Series 1996-2 Invested Amount shall be deposited in the Companion Account.

          (c) On the Existing Trust Termination Date, after the Existing Trust has been terminated, the Servicer shall, or shall cause the Trustee to pay to the Holder of the Exchangeable Seller Certificate from the Companion Account, for investment in Receivables, an amount equal to the lesser of (i) the amount on deposit in the Companion Account and (ii) the aggregate of the actual "Discount Percentages" (as defined in the Transition Supplement) with respect to all Receivables outstanding immediately prior to the Exchange. After making such payment, any funds remaining in the Companion Account shall be transferred to the Excess Funding Account.

          SECTION 7.  Article V of the Agreement.  Article V of the Agreement
                      --------------------------
shall read in its entirety as follows and shall be applicable only to the Series 1996-1 Certificates:

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS
          Section 5.1  Distributions.
                       -------------

          (a) On each Payment Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b) of the

Agreement) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) of the Agreement or Section 12.3 of the Agreement respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class A Certificates held by such Class A Certificateholder) of amounts on deposit in the Class ABC Distribution Account as are payable with respect to the Class A Certificates pursuant to Sections
4.10 and 4.11 on such Distribution Date by check mailed to each Class A Certificateholder except that, with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b) of the Agreement) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 of the Agreement respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class B Certificates held by such Class B Certificateholder) of amounts on deposit in the Class ABC Distribution Account as are payable with respect to the Class B Certificates pursuant to Sections 4.10 and 4.11 by check mailed to each Class B Certificateholder except that, with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

          (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b) of the Agreement) to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 of the Agreement respecting a final distribution) such Class C Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class C Certificates held by such Class C Certificateholder) of amounts on deposit in the Class ABC Distribution Account as are payable to the Class C Certificates pursuant to Sections 4.10 and 4.11 by wire transfer to each Class C Certificateholder.

          (d) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) of the Agreement to each Class D-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 of the Agreement respecting a final distribution) such Class D-1 Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class D-1 Certificates held by such Class D-1 Certificateholder) of amounts on deposit in the Class D-1

Distribution Account as are payable to the Class D-1 Certificates pursuant to Sections 4.10 and 4.12 by wire transfer to each Class D-1 Certificateholder.

          (e) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b) of the Agreement) to each Class D-2 Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 of the Agreement respecting a final distribution) such Class D-2 Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class D-2 Certificates held by such Class D-2 Certificateholder) of amounts on deposit in the Class D-2 Distribution Account as are payable to the Class D-2 Certificates pursuant to Sections 4.10 and 4.12 by wire transfer to each Class D-2 Certificateholder.

          Section 5.2  Monthly Certificateholders' Statement.
                       -------------------------------------

          (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1996-1 Certificateholder and each Rating Agency a statement substantially in the form of Exhibit F to this Supplement prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate and, in the case of subclause (viii) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate):

          (i)  the total amount distributed;

         (ii)  the amount of such distribution allocable to Certificate
     Principal;

        (iii)  the amount of such distribution allocable to Certificate
     Interest;

         (iv) the amount of Collections of Principal Receivables processed during the preceding Monthly Period and allocated in respect of the Series 1996-1 Certificates;

          (v) the aggregate amount of Principal Receivables, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D-1 Invested Amount, the Class D-2 Invested Amount, the Invested Amount and the Invested Amount as a percentage of the aggregate amount of Principal Receivables in the Trust as of the close of business on the related Transfer Date;

         (vi) the Monthly Period Class ABC Finance Charge Subaccount Allocation and the Monthly Period Class D Finance Charge Allocation for the preceding Monthly Period;

        (vii) the Investor Default Amount with respect to the related Transfer Date;

       (viii)  Certificate Interest, for each class for such Distribution Date;

         (ix) the amount of the Investor Monthly Servicing Fee for the preceding Monthly Period;

          (x) the Required Reserve Account Amount and the amount on deposit in the Reserve Account as of the last day of the preceding Monthly Period;

         (xi) the Required Class ABC Spread Account Amount, the Required Class D Spread Account Amount, the Class ABC Excess Spread, the Class D-1 Excess Spread and the respective amounts on deposit in the Class ABC Spread Account and the Class D Spread Account, in each case as of the related Transfer Date;

        (xii) the Class ABC Deficiency Amount, if any, and the Class D Deficiency Amount, if any, for such Distribution Date;

       (xiii) the aggregate amount of Class A Investor Charge Offs, Class B Investor Charge Offs, Class C Investor Charge Offs, Class D-1 Investor Charge-Offs, Class D-2 Investor Charge Offs, Class B Reallocated Amounts, Class C Reallocated Amounts, Class D-2 Reallocated Amounts, Class D-1 Dilution Reductions and Class D-2 Dilution Reductions for the preceding Monthly Period;

        (xiv) the aggregate amount of Class A Investor Charge Offs, Class B Investor Charge Offs, Class C Investor Charge Offs, Class D-1 Investor Charge Offs, Class D-2 Investor Charge Offs, Class B Reallocated Amounts and Class C Reallocated Amounts, Class D-2 Reallocated Amounts, Class D-1 Dilution Reductions and Class D-2 Dilution Reductions reimbursed on the Transfer Date relating to such Distribution Date;

         (xv) the calculation of the Pay Out Event described in Section 8(c) of this Supplement;

        (xvi)  the Portfolio Yield in respect of the preceding Monthly Period;

       (xvii)  the Base Rate in respect of the preceding Monthly Period;

      (xviii) the Required Dilution Percentage with respect to the Accrual Period beginning on such Distribution Date; and

        (xix) the number of Additional Accounts which have been added to the Trust pursuant to Section 2.6, and the number of Accounts which have been removed from the Trust pursuant to Section 2.7, during the preceding Monthly Period.

          (b)  Annual Certificateholders' Tax Statement.  On or before January
               ----------------------------------------
31 of each calendar year, beginning with calendar year 1997, the Trustee shall distribute on behalf of the Seller, to each Person who at any time during the preceding calendar year was a Series 1996-1 Certificateholder, a statement prepared by the Paying Agent and delivered to the Trustee on or before January 25 of each calendar year containing the information required to be contained in the regular monthly report to Series 1996-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1996-1 Certificateholder, together with such other information (consistent with the treatment of the Series 1996-1 Certificates as debt) as is required to enable the Series 1996-1 Certificateholders to prepare their tax returns consistent with the treatment of the Series 1996-1 Certificates as debt instruments. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee, the Paying Agent or any co-paying agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 8.  Series 1996-1 Pay Out Events.  If any one of the following
                      ----------------------------
events shall occur with respect to the Series 1996-1 Certificates:

          (a) failure on the part of the Seller or the Servicer (i) to make any payment or deposit required by the terms of (A) the Agreement, or (B) this Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) to duly observe or perform in any material respect any covenants or agreements applicable to it set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 1996-1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Unpaid Invested Amount of this Series 1996-1, and continues to affect materially and adversely the interests of the Series 1996-1 Certificateholders for such period; or

          (b) any representation or warranty made by Seller in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by Seller pursuant to Section 2.1 or 2.6 of the

     Agreement, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of the Series 1996-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Unpaid Invested Amount of this Series 1996-1, and as a result of which the interests of the Series 1996-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1996-1 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof; or

          (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is a rate which is less than the average of the Base Rates for such three Monthly Periods; or

          (d) (i) the Class A Invested Amount shall be greater than zero on the Class A Expected Payment Date after giving effect to the distributions to be made on such date or (ii) the Class B Invested Amount shall be greater than zero on the Class B Expected Payment Date after giving effect to the distributions to be made on such date; or

          (e)  the Seller Amount shall be less than the Minimum Seller Amount;
     or

          (f) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Series 1996-1 Certificates; or

          (g) the Class D Invested Amount is less than the Required Class D Invested Amount; or

          (h) the amount on deposit in the Excess Funding Account as a percentage of the sum of the aggregate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account shall equal or exceed 30% on three consecutive Transfer Dates; or (i) any Early Amortization Event (as defined in the Transition Supplement) shall have occurred with respect to the Transition Certificate; or

          (j) Saks shall fail to own, directly or indirectly, a majority of the common stock of the Seller.

     then, (i) in any such event described in subparagraph (a), (b), (f) or (j), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Unpaid Invested Amount by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event, a "Series 1996-1 Pay Out Event") has occurred as of the date of such notice and (ii) in the case of any event described in subparagraph (c),
     (d), (e), (g), (h) or (i) (a Series 1996-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Certificateholders immediately upon the occurrence of such event. Notice of any such Pay Out Event shall be given by the Servicer to the Rating Agencies.

          SECTION 9.  Successors and Assigns.  (a)  This Supplement shall be
                      ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided in this Section 9; provided that the Seller may not assign or transfer any of its obligations under this Supplement and may not transfer any of its rights under this Supplement (including any interest retained by the Seller in the Exchangeable Seller Certificate or in the Class D-2 Certificate, as applicable) without the prior written consent of the holders of the Class C and Class D-1 Certificates; provided further that no Restricted Certificate may be sold by the Seller to an initial purchaser thereof unless the Seller shall obtain from such initial purchaser an agreement pursuant to which the initial purchaser has made the Restricted Certificateholder Warranties.

          (b) Each Restricted Certificateholder (other than the Seller) may at any time sell, assign or otherwise transfer (each, an "Assignment"), to any assignee to which the Seller may consent, which consent will not be unreasonably withheld (it being understood that such consent shall be considered to be withheld reasonably on the basis that such assignee being a Restricted Certificateholder would cause the number of Private Holders to exceed 80 or otherwise cause the Trust to be in jeopardy of being treated as a publicly traded partnership pursuant to Section 7704 of the Code) (upon such assignment, a "Restricted Certificateholder") all or part of the obligations due to it under this Agreement and in respect of its interest in its Restricted Certificate; provided, however, that any Assignment shall be void unless (i) such assignee
- --------  -------
Restricted Certificateholder shall have entered into (and such assigning Restricted Certificateholder shall have delivered to the Trustee prior to the effectiveness of such Assignment) an assignment agreement in the form of Exhibit G hereto (each an "Assignment Agreement") pursuant to which such assignee Restricted Certificateholder has agreed in writing to assume the obligations of the assignee Restricted Certificateholder and pursuant to which such assignee Restricted Certificateholder has made the Restricted Certificateholder Warranties; (ii) there shall not be more than 80 Private Holders after giving effect to such Assignment; and (iii) such assignee Restricted Certificateholder shall provide the forms described in clause (ii) of subsection 11(f) in the manner described therein.

          (c) Each Restricted Certificateholder (other than the Seller) may assign and pledge all or a portion of its Restricted Certificate to any Federal Reserve Bank as collateral to secure any obligation of such Restricted Certificateholder to such Federal Reserve Bank. Such assignment may be made at any time without notice or other obligation with respect to the assignment.

          (d) Any Restricted Certificateholder (other than the Seller) may at any time grant to any Person to which the Seller may consent, which consent shall not be unreasonably withheld (it being understood that such consent shall be considered to be reasonably withheld if such Person being a Participant would cause the Trust of Private Holders to exceed 80 or otherwise cause the number to be in jeopardy of being treated as taxable as a publicly traded partnership pursuant to Code Section 7704) a participation in all or part of its Restricted Certificate, and its rights under this Agreement (each such Person, a "Participant"); provided, however, that such participation shall be void unless
 -----------
such Restricted Certificateholder shall have delivered to the Trustee, prior to the effectiveness of its participation, a copy of an agreement under which such Participant has made warranties, representations and certifications similar in substance to the Restricted Certificateholder Warranties (the "Participant Warranties"). The provisions of Section 11 shall apply to any Participant of a Restricted Certificateholder only to the extent that they apply to such Restricted Certificateholder, such that any Participant shall be reimbursed only to the extent and in the amount such Restricted Certificateholder would have been reimbursed had such participation been held by such Restricted Certificateholder. Such participation will not alter or affect in any way whatsoever a Restricted Certificateholder's direct obligations hereunder and the Seller shall not have any obligation to have any communication or relationship whatsoever with any Participant of such Restricted Certificateholder in order to enforce the obligations of such Restricted Certificateholder hereunder. Each Restricted Certificateholder shall promptly notify the Seller in writing of the identity and interest of each Participant upon any such disposition. In granting any participation, the Restricted Certificateholder must certify, represent and warrant that (i) such Participant is entitled to (x) receive payments with respect to its participation without deduction or withholding of any United States federal income taxes and (y) an exemption from United States backup withholding tax, (ii) prior to the date on which the first interest payment is due to the Participant, such Restricted Certificateholder will receive and provide to the Seller, the Servicer and Trustee, the forms described in clause (ii) of subsection 11(f) as though the Participant were a

Restricted Certificateholder, and (iii) such Restricted Certificateholder similarly will provide subsequent forms as described in such clause with respect to such Participant as though it were a Restricted Certificateholder.

          (e) In connection with any transfer or proposed transfer by a Restricted Certificateholder pursuant to subsection 9(b) or 9(d), such Restricted Certificateholder, at its sole discretion, shall be entitled to distribute to any proposed assignee or Participant any information furnished to such Restricted Certificateholder by the Servicer pursuant to Article V hereof.

          (f) In the event of any breach of any of the representations, warranties and covenants described in clause (b) of the definition of "Restricted Certificateholder Warranties" by the Restricted Certificateholder or its Participant, the Restricted Certificateholder shall notify the Seller promptly upon the Restricted Certificateholder's becoming aware of such breach, and thereupon the Restricted Certificateholder shall use its reasonable efforts to procure a replacement Restricted Certificateholder not so affected which is reasonably acceptable to the Seller to replace such affected Restricted Certificateholder. In any such event, the Seller shall also have the right to procure a replacement Restricted Certificateholder or Participant and the Restricted Certificateholder will take all actions necessary to permit a replacement Restricted Certificateholder or Participant to succeed to its or the affected Participant's rights and obligations hereunder. If the Restricted Certificateholder has a Participant which has breached such representation, such Restricted Certificateholder shall (without limiting the right of the Seller to procure a replacement Restricted Certificateholder for the Restricted Certificateholder as provided in this paragraph) notify the Seller of such breach promptly upon the Restricted Certificateholder's becoming aware thereof and use reasonable efforts to procure a replacement Participant not so affected which is reasonably acceptable to the Seller to replace such affected Participant.

          SECTION 10.  Final Distribution.  Written notice of any termination,
                       ------------------
specifying the Distribution Date upon which the Series 1996-1 Certificateholders may surrender their Series 1996-1 Certificates for payment of the final distribution and cancellation shall be given by the Trustee, at the written request of the Servicer, not later than the 60th day immediately preceding the Distribution Date on which final payment of the Series 1996-1 Certificates shall be made.

          SECTION 11.  Funding Costs.  (a) Change in Circumstances.  The Seller
                       -------------       -----------------------
agrees to indemnify each Restricted Certificateholder and to hold each Restricted Certificateholder harmless from any loss or expense, including, but not limited to, any such loss or expense arising from interest or fees payable by such Restricted Certificateholder to lenders of funds obtained by it to purchase or maintain its portion of the Class C Invested Amount or Class D-1 Invested Amount, as the case may be, as a consequence of (i) default by the Seller in the performance of its obligations hereunder or under the Agreement, (ii) the occurrence of a Servicer Default or a Payout Event or an event which would, with the giving of notice or the passage of time, constitute a Servicer Default or Payout Event, or (iii) any reduction of the Class C Invested Amount or Class D-1 Invested Amount other than as a result of payment of Certificate Principal in respect thereof. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Restricted Certificateholder to the Seller shall be conclusive absent manifest error.

          (b)  Market Disruption.  If on or prior to the first day of any
               -----------------
Accrual Period, any Restricted Certificateholder shall have determined (which determination shall be conclusive and binding upon the Seller) that (i) the rate per annum referred to in the definition of "LIBOR" as the basis upon which the LIBOR is to be determined does not accurately reflect the costs to such Restricted Certificateholder of maintaining its investment in its Restricted Certificates or (ii) adequate and reasonable means do not otherwise exist for ascertaining LIBOR, such Restricted Certificateholder shall forthwith give telex or telecopy notice thereof, confirmed in writing, to the Seller and the Trustee, whereupon until such Restricted Certificateholder notifies the Seller and the Trustee in writing that the circumstances giving rise to such notice no longer exist, the Class C Certificate Interest or Class D-1 Certificate Interest, as the case may be, with respect to the Restricted Certificates held by such Restricted Certificateholder shall be determined by reference to the Alternate Base Rate rather than the Class D-1 Certificate Rate or the Class C Certificate Rate, as the case may be.

          (c)  Illegality.  Notwithstanding any other provision herein to the
               ----------
contrary, if, after the Closing Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Restricted Certificateholder with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful for such Restricted Certificateholder to maintain its interest in Restricted Certificates the interest with respect to which are determined by reference to LIBOR, and such Restricted Certificateholder so notifies the Trustee and the Seller in writing, then the portion of the Invested Amount applicable to such Restricted Certificateholder shall thereafter be calculated by reference to the Alternate Base Rate. If any such change in the method of calculating interest occurs on a day which is not the last day of an Accrual Period, the Seller shall pay to the Paying Agent, for the account of such Restricted

Certificateholder, the amounts, if any, as may be required pursuant to Section 11(a).

          (d)  Increased Costs.  In the event that any change after the date
               ---------------
hereof in any applicable law, treaty or governmental regulation, or in the interpretation or application thereof or the compliance by any Restricted Certificateholder with any request or directive (whether or not having the force of law) from any central bank or nation or government (or any state or political subdivision thereof) or any entity exercising executive, legislative, regulatory or administrative functions of or pertaining to government:

          (i) does or shall subject any Restricted Certificateholder to any tax of any kind whatsoever with respect to this Supplement or such Restricted Certificateholder's investment in the Restricted Certificates, or change the basis of taxation of payments to any Restricted Certificateholder in respect of such Restricted Certificateholder's portion of the amounts payable hereunder (except for Excluded Taxes and changes in the rate of tax on the overall net income of such Restricted Certificateholder imposed in the United States of America or in the country from which such Restricted Certificateholder is then funding its interest in the Restricted Certificates); or

         (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of any Restricted Certificateholder except as provided in clause (iii) below; or

        (iii) does or shall impose, modify or hold applicable any reserves against "Eurocurrency liabilities" (including, without limitation, basic, supplemental, marginal or emergency reserves) under Regulation D of the Board of Governors of The Federal Reserve System (or so long as such Restricted Certificateholder may be required by such Board of Governors or by any other Governmental Authority having jurisdiction with respect thereto to maintain reserves (including, without limitation, basic, supplemental, marginal or emergency reserves) with respect to eurocurrency funding) in excess of the amount thereof on the Closing Date; or

         (iv) does or shall impose on any Restricted Certificateholder any other condition;

and the result of any of the foregoing is to increase the cost to such Restricted Certificateholder of purchasing or maintaining its portion of the Invested Amount by an amount which such

Restricted Certificateholder deems to be material or to reduce the amount of any payment by an amount which such Restricted Certificateholder deems to be material (collectively, "Increased Costs"), then, in any such case, such Restricted Certificateholder shall notify the Servicer and the Seller of such Increased Costs and the event giving rise to such Increased Costs. Each Restricted Certificateholder shall certify such Increased Costs to the Servicer and the Seller and such certification shall be conclusive absent manifest error.

          (e)(i)  Changes in Capital Requirements.  In the event that any
                  -------------------------------
Restricted Certificateholder shall have determined that any change after the date hereof in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Restricted Certificateholder or any corporation controlling such Restricted Certificateholder with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof (a "Change in Law") does or shall have the effect of reducing the rate of return on such Restricted Certificateholder's or such corporation's capital as a consequence of its investment hereunder to a level below that which such Restricted Certificateholder or such corporation could have achieved but for such change or compliance (taking into consideration such Restricted Certificateholder's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Restricted Certificateholder to be material, then from time to time, after submission by such Restricted Certificateholder to the Seller of a written request therefor, the Seller shall pay such Restricted Certificateholder such additional amount or amounts as will compensate such Restricted Certificateholder for such reduction.

         (ii) Upon the occurrence of any Change in Law, each Restricted Certificateholder that is affected by such Change in Law shall transfer its investment hereunder to another branch office (or, if such Restricted Certificateholder so elects, to an Affiliate) of such Restricted Certificateholder, provided that such transfer shall be made only if such
                   --------
Restricted Certificateholder shall have determined in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that, (A) on the basis of existing circumstances, such transfer will avoid or reduce the additional payments resulting from such Change in Law and will not result in any additional costs, liabilities or expenses to such Restricted Certificateholder (unless the Seller agrees to pay such additional costs, liabilities or expenses of such Restricted Certificateholder) and (B) such transfer is otherwise consistent with the interests of such Restricted Certificateholder.

          (f)  Taxes on Payments.   (i)  All payments made under this Supplement
               -----------------
to the Restricted Certificateholders in respect of their Restricted Certificates shall, to the extent allowed by law, be made free and clear of, and without reduction for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (hereinafter "Taxes"), excluding (A) net income taxes (including, without limitation, branch profits taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on net income) and franchise taxes (in lieu of income taxes) or any other tax upon or measured by the overall net income of the Restricted Certificateholder; (B) any Taxes that would not have been imposed but for the failure of such Restricted Certificateholder or an agent, as applicable, to provide and keep current to the extent permitted by law any certification or other documentation required to qualify for an exemption therefrom or reduction rate thereof or required by this Supplement to be furnished by a Restricted Certificateholder; and (C) any Taxes imposed as a result of any change (other than a change mandated by law or this Supplement) by any Restricted Certificateholder of the office in which it funds its investment in the Restricted Certificates (all such excluded Taxes hereinafter "Excluded Taxes"). If any Taxes (other than Excluded Taxes) are required to be withheld from any amounts payable to any Restricted Certificateholder hereunder, unless such requirement results from the failure of such Restricted Certificateholder to comply with subsection (ii) or any of its representations and warranties therein or pursuant thereto fail to be true and correct when made (and after submission to the Seller or the Servicer of a written request therefor), the amounts so payable to such Restricted Certificateholder will be increased to the extent necessary to yield to such Restricted Certificateholder (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Supplement. Whenever any Taxes are payable by the Seller, as promptly as possible thereafter, the Seller shall send to such Restricted Certificateholder a certified copy of an original official receipt showing payment thereof. If the Seller fails to remit the required receipts or other required documentary evidence, the Seller shall indemnify the Restricted Certificateholders for any incremental taxes, interest or penalties that may become payable by any Restricted Certificateholder as a result of such failure.

           (ii) Each Restricted Certificateholder agrees that prior to the Closing Date (or if such Restricted Certificateholder is not an Initial Restricted Certificateholder, prior to or at the time such Restricted Certificateholder becomes a Restricted Certificateholder hereunder) it will deliver to the Seller (A) either (1) a statement that it is incorporated under the laws of the United States of America or a state thereof or, (2) if it is not so incorporated, two duly completed copies either of United States Internal Revenue Service Form 4224 or successor applicable form certifying that such Restricted Certificateholder is entitled to receive payments under this Supplement in respect of its interest in the Restricted

Certificates purchased hereunder, without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each such Restricted Certificateholder which delivers to the Seller any such Form 4224 and Form W-8 or W-9 further undertakes to deliver to the Seller two further copies of Form 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Seller and such extensions or renewals thereof as may reasonably be requested by the Seller, certifying in the case of a Form 4224 that such Restricted Certificateholder is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Restricted Certificateholder from duly completing and delivering any such form with respect to it and such Restricted Certificateholder advises the Seller that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Each Restricted Certificateholder certifies, represents and warrants that, as the date of this Supplement, (i) it is entitled to receive payments under this Supplement without deduction or withholding of any United States federal income taxes because such income is effectively connected with the conduct of a United States trade or business and (y) it is entitled to an exemption from United States backup withholding tax. Notwithstanding any provision of this Supplement to the contrary, the Servicer and the Trustee shall be entitled to withhold or cause such withholding, and additional amounts in respect of Taxes need not be paid to a Restricted Certificateholder in the event of a breach of the certifications, representations and warranties set forth in this Section 11(f) by such Restricted Certificateholder or, with respect to non-U.S. persons that are Restricted Certificateholders, in the event that the tax characterization described in Section 3.7 of the Agreement is not upheld.

          (iii) The agreements in this Section 11(f) shall survive the termination of this Supplement and the payment of all amounts payable hereunder.

           (iv) Upon the occurrence of any event requiring Taxes to be withheld from any amounts payable to any Restricted Certificateholder hereunder, each Restricted Certificateholder who is affected by such event shall transfer its Restricted Certificates to another branch office (or, if such Restricted Certificateholder so elects, to an Affiliate), provided that such
                                               --------
transfer shall be made only if such Restricted Certificateholder shall have determined in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that, (A) on the basis of existing circumstances, such transfer will avoid or reduce the amount of Taxes withheld resulting from such event and will not result in any additional costs, liabilities or expenses to such Restricted Certificateholder (unless the Seller agrees to pay such additional costs, liabilities or expenses of such Restricted Certificateholder) and (B) such transfer is otherwise consistent with the interests of such Restricted Certificateholder.

            (v) Notwithstanding anything to the contrary in this Section 11, each Restricted Certificateholder that is not created or organized under the laws of the United States or any State thereof (including the District of Columbia) agrees that, upon written notice by the Seller to the Restricted Certificateholder that the Seller intends to withhold pursuant to Section 1446 of the Code, (a "Withholding Tax" and such determination being a "Withholding Event"):

            (A) such Restricted Certificateholder shall for tax years for which the Restricted Certificateholder has already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such
                      --------------
     Withholding Event, and as a condition to the obligations of the Servicer and the Trustee pursuant to subsection 11(f), provide (A) a signed officer's certificate of such Restricted Certificateholder stating that amounts paid hereunder have been included in such Restricted Certificateholder's U.S federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Seller in asserting to the Internal Revenue Service the applicability of Section 1463 of the Code with respect to any Withholding Tax for each such Prior Tax Year and (B) information to the Seller or, at the option of such Restricted Certificateholder, to the Internal Revenue Service in support of the application of Section 1463 of the Code for each such Prior Tax Year;

            (B) if Section 1463 is not applicable for any Prior Tax Year of such Restricted Certificateholder because the Restricted Certificateholder did not properly pay federal income tax due on amounts payable hereunder during such Prior Tax Year, the Restricted Certificateholder shall indemnify the Seller for any Withholding Tax (and interest and penalties thereon) payable by the Seller or the Trust on payments hereunder attributable to such Prior Tax Year on which the Restricted Certificateholder did not so properly pay federal income tax; and

            (C) no amounts shall be payable to any Restricted Certificateholder under subsection 11(f) with respect to any Withholding Tax unless, due to a change in law, treaty or regulation (for in the interpretation or administration thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof), the credit for U.S. federal income tax purposes available to such Restricted Certificateholder or under the Code (as in effect on the Closing Date) resulting from such Withholding Tax is discontinued or substantially reduced.

          (g)  Replacement of Class C and D-1 Certificateholders.  In the event
               -------------------------------------------------
that a Class C Certificateholder or Class D-1 Certificateholder requests compensation pursuant to subsection (c) through (f) of Section 11 or its obligation to maintain its interest in its Class C or D-1 Certificate at an interest rate based on LIBOR has been suspended pursuant to Section 11, the Seller shall have the right to replace such Class C Certificateholder or Class D-1 Certificateholder, in whole or in part, with another Person by giving three Business Days prior written notice to such the Trustee and such Class C or D-1 Certificateholder, specifying the date on which all or a portion of such Class D or D-1 Certificateholder's rights and obligations hereunder shall be terminated. In the event of the replacement of a Class C or D-1 Certificateholder, such Class C or D-1 Certificateholder agrees to assign its interest in its Class C or D-1 Certificates and its rights and obligations hereunder (or a portion thereof as the case may be) to a replacement certificateholder (a "Replacement Certificateholder") selected by the Seller upon payment by the Replacement Certificateholder to such Class C or D-1 Certificateholder of the portion of the Invested Amount represented by such Class C or D-1 Certificateholder's Certificates and any accrued and unpaid interest thereon and any other amounts owed to such Class C or D-1 Certificateholder (or, in each case, the pro rata portion thereof being acquired by the Replacement Certificateholder) and to execute and deliver an Assignment Agreement evidencing such assignment.

          (h)  Notwithstanding anything to the contrary set forth in this
Section 11, the payment to the Series 1996-1 Certificateholders for the costs described in this Section 11 shall be limited to payments pursuant to Section
4.8 and 4.9 and the Series 1996-1 Certificateholders shall have no other recourse to the assets of the Seller, the Servicer or the Trust.

          SECTION 12.  Amendments.  (a)  Notwithstanding anything to the
                       ----------
contrary contained in the Agreement, (i) no amendment shall be made to the Required Class ABC Spread Account Amount or the method of calculation thereof or to the definition of Class ABC Spread or the Required Reserve Account Amount without the consent of the holders of a majority of the Class C Unpaid Invested Amount and (ii) no amendment shall be made to the Required Class D Spread Account Amount or the method of calculation thereof or to the definition of Class D-1 Excess Spread or the Dilution Factor without the consent of the holders of a majority of the Class D-1 Unpaid Invested Amount.

          (b) The Trustee shall not consent to any amendment, supplement or other modification to the Transition Supplement requiring consent of the holder of the Transition Certificate without the consent of holders of Undivided Interests aggregating more than 50% of the Unpaid Invested Amount; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, distributions which would otherwise be required to be made with respect to the Transition Certificate without the consent of each holder of Series 1996-1 Certificates or (ii) change the definition of or the manner of calculating "Monthly Interest" with respect to the Transition Certificate without the consent of each holder of Series 1996-1 Certificates.

          (c) If the Seller determines, based on an Opinion of Counsel delivered to the Trustee, that an amendment or other modification to this Agreement may be required to avoid the Trust being treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Code, the Seller and each Restricted Certificateholder agree to negotiate reasonably and in good faith to amend or otherwise modify this Agreement in a manner consistent with such determination and as will best preserve the economic and other rights and obligations of the parties hereto. In the event that any Restricted Certificateholder does not consent to any such amendment so determined by the Seller to be required within thirty days after the Seller's request, such Restricted Certificateholder hereby agrees to use reasonable efforts to procure a replacement investor which is reasonably acceptable to the Seller to replace such nonconsenting Restricted Certificateholder.

          (d) The Seller shall deliver or cause to be delivered to each Rating Agency a copy of each amendment to this Supplement.

          SECTION 13.  Indemnification by Seller.  The Seller hereby agrees to
                       -------------------------
pay, and to indemnify and hold harmless each Series 1996-1 Certificateholder and the Trustee and each officer, director and employee and agent thereof from (a) all claims, disputes, damages, penalties and losses arising from the Receivables or the underlying collateral (including any product warranty-related claims, but excluding credit losses) or the transactions contemplated by this Supplement or the subject matter thereof and (b) costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller or the Servicer hereunder or imposed against the any Series 1996-1 Certificateholder, the Trustee or any officer, director or employee thereof, or the Seller, the property involved or otherwise (regardless of whether the Trustee, any Series 1996-1 Certificateholder, or any officer, employee or director thereof is a party thereto).

          SECTION 14.  Ratification of Agreement.  As  supplemented by this
                       -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 15.  Counterparts.  This Supplement may be executed in any
                       ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 16.  GOVERNING LAW.  THIS SUPPLEMENT SHALL BE CONSTRUED IN
                       -------------
ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          SECTION 17.  The Trustee.  The Trustee shall not be responsible in any
                       -----------
manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by Seller.

          SECTION 18.  Instructions in Writing.  All instructions given by the
                       -----------------------
Servicer to the Trustee pursuant to this Supplement shall be in writing (or by telephone promptly confirmed in writing, so long as the Trustee reasonably believes that such person delivering the instructions by telephone has authority to do so and may be included in a certificate delivered pursuant to Section 3.4(a) or 3.4(b) of the Agreement).

          SECTION 19.  Limited Liability.  It is expressly understood and agreed
                       -----------------
by the parties hereto that (a) this Supplement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Supplement.

          SECTION 20.  Waiver of Jury Trial.  The Seller, the Servicer, the
                       --------------------
Trustee, and, by its acceptance of any interest in any Restricted Certificate, each Restricted Certificateholder, hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Supplement or the Restricted Certificates and for any counterclaim therein.

          SECTION 21.  Submission to Jurisdiction; Waivers.   The Seller, the
                       -----------------------------------
Servicer, the Trustee, and, by its acceptance of any interest in any Restricted Certificate, each Restricted Certificateholder, hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Supplement, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the Courts of the United States of America for the Southern District of New York, and appellate courts for any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now have or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address for notices set forth herein;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          IN WITNESS WHEREOF, the parties have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        SFA FINANCE COMPANY, as Seller


                                        By: /s/ Robert J. Vill
                                           ___________________________
                                        Title:


                                        SAKS & COMPANY, as Servicer


                                        By: /s/ Robert J. Vill
                                           __________________________
                                        Title:


                                        BANKERS TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          Trustee


                                        By: /s/ Linda A. Rakolta
                                           __________________________
                                        Title: LINDA A. RAKOLTA
                                               VICE PRESIDENT